                                                       Registration No. 33-35775

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                         Post-Effective Amendment No. 7


                                   TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                             ----------------------


                        NATIONWIDE VL SEPARATE ACCOUNT-A
                              (Exact Name of Trust)


                             ----------------------


                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                              One Nationwide Plaza
                              Columbus, Ohio 43216
              (Exact Name and Address of Depositor and Registrant)

                               Gordon E. McCutchan
                                    Secretary
                              One Nationwide Plaza
                              Columbus, Ohio 43216
                     (Name and address of Agent for Service)

                             ----------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and the Financial Statements.

     It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 1997 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485


The Registrant has registered an indefinite number of securities by a prior registration statement in accordance with Rule 24f-2 under the Investment Company Act of 1940. Pursuant to Paragraph (a)(3) thereof, a non-refundable fee in the amount of $500.00 has been paid to the Commission. Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996, on February 25, 1997.



                                    1 of 81

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                                Caption in Prospectus

 1.........................................Nationwide Life and Annuity Insurance
                                           Company
                                           The Variable Account
 2.........................................Nationwide Life and Annuity Insurance
                                           Company
 3.........................................Custodian of Assets
 4.........................................Distribution of The Policies
 5.........................................The Variable Account
 6.........................................Not Applicable
 7.........................................Not Applicable
 8.........................................Not Applicable
 9.........................................Legal Proceedings
10.........................................Information About The Policies;
                                           How The Cash Value Varies; Right
                                           to Exchange for a Fixed Benefit
                                           Policy; Reinstatement; Other Policy
                                           Provisions
11.........................................Investments of The Variable
                                           Account
12.........................................The Variable Account
13.........................................Policy Charges
                                           Reinstatement
14.........................................Underwriting and Issuance -
                                           Premium Payments Minimum
                                           Requirements for Issuance of a Policy
15.........................................Investments of the Variable
                                           Account; Premium Payments
16.........................................Underwriting and Issuance -
                                           Allocation of Cash Value
17.........................................Surrendering The Policy for Cash
18.........................................Reinvestment
19.........................................Not Applicable
20.........................................Not Applicable
21.........................................Policy Loans
22.........................................Not Applicable
23.........................................Not Applicable
24.........................................Not Applicable
25.........................................Nationwide Life and Annuity Insurance
                                           Company
26.........................................Not Applicable
27.........................................Nationwide Life and Annuity Insurance
                                           Company
28.........................................Company Management
29.........................................Company Management
30.........................................Not Applicable
31.........................................Not Applicable
32.........................................Not Applicable
33.........................................Not Applicable
34.........................................Not Applicable
35.........................................Nationwide Life and Annuity Insurance
                                           Company
36.........................................Not Applicable
37.........................................Not Applicable
38.........................................Distribution of The Policies
39.........................................Distribution of The Policies
40.........................................Not Applicable

N-8B-2                                     Item Caption in Prospectus

41(a)......................................Distribution
                                           of The Policies
42.........................................Not Applicable
43.........................................Not Applicable
44.........................................How The Cash Value Varies
45.........................................Not Applicable
46.........................................How The Cash Value Varies
47.........................................Not Applicable
48.........................................Custodian of Assets
49.........................................Not Applicable
50.........................................Not Applicable
51.........................................Summary of The Policies;
                                           Information About The Policies
52.........................................Substitution of Securities
53.........................................Taxation of The Company
54.........................................Not Applicable
55.........................................Not Applicable
56.........................................Not Applicable
57.........................................Not Applicable
58.........................................Not Applicable
59.........................................Financial Statements

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                   Home Office
                                 P.O. Box 182150
                              One Nationwide Plaza
                            Columbus, Ohio 43218-2150
                       (800) 533-5622, TDD 1-800-238-3035

                MULTIPLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
             ISSUED BY NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VL SEPARATE ACCOUNT-A

The Life Insurance Policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage on the Insured named in the Policy. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VL Separate Account-A (the "Variable Account") or the Fixed Account to which Cash Values are allocated.

The Policies described in this prospectus, meet the definition of life insurance contracts under Section 7702 of the Internal Revenue Code (the "Code"). The Policies are designed to generally require the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five or more annual Guideline Level Premiums under death benefit Option 2.


The Policy Owner may allocate net premiums and Cash Value to one or more of the sub-accounts of the Variable Account and the Fixed Account. The assets of each sub-account will be used to purchase, at Net Asset Value, shares of a designated Underlying Mutual Fund of the following series of the Variable Account Underlying Mutual Fund options:

American Century Variable Portfolios, Inc.    Nationwide Separate Account Trust:

  - American Century VP Advantage               - Capital Appreciation Fund


                                                - Government Bond Fund

Fidelity Variable Insurance Products Fund:      - Money Market Fund

  - Growth Portfolio                            - Total Return Fund

                                              Neuberger & Berman Advisers
                                              Management Trust:

                                                - Balanced Portfolio

Nationwide Life and Annuity Insurance Company (the "Company") guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy data pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force.

This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option" located in this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.


                   The date of this Prospectus is May 1, 1997.

                                GLOSSARY OF TERMS

Attained Age- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

Accumulation Unit- An accounting unit of measure used to calculate the Variable Account Cash Value.

Beneficiary- The person to whom the Death Proceeds are paid.

Cash Value- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

Cash Surrender Value- The Policy's Cash Value, less any Indebtedness under the Policy, less any Surrender Charge.

Code- The Internal Revenue Code of 1986, as amended.

Company- Nationwide Life and Annuity Insurance Company.

Death Proceeds- Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

Fixed Account- An investment option which is funded by the General Account of the Company.

General Account- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

Guideline Level Premium- The amount of level annual premium calculated in accordance with the provisions of the Code. It represents the level annual premiums required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 4%.

Guideline Single Premium- The amount of single premium calculated in accordance with the provisions of the Code. It represents the single premium required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 6%.

Home Office- The main office of the Company located in Columbus, Ohio.

Indebtedness- Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

Initial Premium- The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

Insured- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

Maturity Date- The Policy Anniversary on or following the Insured's 95th birthday.

Minimum Premium- The Minimum Premium is shown on the Policy Data Page. It is used to measure the total amount that must be paid during the first five Policy Years to continue the Policy in force.

Monthly Anniversary Day- The same day as the Policy Date for each succeeding month.

Net Asset Value- The worth of one share at the end of a market day or at the close of The New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

Net Premiums- Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

Policy Anniversary- The same day and month as the Policy Date for succeeding years.

Policy Charges- All deductions made from the value of the Variable Account, or the Policy Cash Value.

Policy Date- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

Policy Loan Account- The Portion of the Cash Value which results from Policy Loans.

Policy Owner- The person designated in the Policy application as the Owner.

Policy Year- Each year commencing with the Policy Date and each Policy Anniversary thereafter.

Scheduled Premium- The Scheduled Premium is shown on the Policy Data Page. It is used to calculate the Initial Specified Amount.


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

Specified Amount- A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.

Surrender Charge- An amount deducted from the Cash Value if the Policy is surrendered.


Underlying Mutual Funds- The Underlying Mutual Funds which correspond to the sub-accounts of the Variable Account.


Unscheduled Premium- Additional premium payments which may be allowed under certain conditions.

Valuation Date- Each day the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is a sufficient degree of trading such that the current Net Asset Value of the Accumulation Units might be materially affected.

Valuation Period- A period commencing with the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.

Variable Account- A separate investment account of Nationwide Life and Annuity Insurance Company.


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

                                TABLE OF CONTENTS


GLOSSARY OF TERMS..............................................................2
SUMMARY OF THE POLICIES........................................................6
           Variable Life Insurance.............................................6
           The Variable Account and its Sub-Accounts...........................6
           The Fixed Account...................................................6
           Deductions and Charges..............................................6
           Premiums............................................................7
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY..................................8
THE VARIABLE ACCOUNT...........................................................8
           Investments of the Variable Account.................................8
           American Century Variable Portfolios, Inc., a member of
           American CenturySM Investments......................................9
           Fidelity Variable Insurance Products Fund...........................9
           Nationwide Separate Account Trust..................................10
           Neuberger & Berman Advisers Management Trust.......................10
           Reinvestment.......................................................10
           Transfers..........................................................11
           Dollar Cost Averaging..............................................11
           Substitution of Securities.........................................11
           Voting Rights......................................................11
INFORMATION ABOUT THE POLICIES................................................12
           Underwriting and Issuance..........................................12
           -Minimum Requirements for Issuance of a Policy.....................12
           -Premium Payments..................................................12
           Allocation of Cash Value...........................................13
           Short-Term Right to Cancel the Policy..............................13
POLICY CHARGES................................................................13
           Deductions from Premiums...........................................13
           Surrender Charges..................................................13
           -Reductions to Surrender Charges...................................14
           Deductions from Cash Value.........................................14
           -Monthly Cost of Insurance.........................................14
           -Monthly Administrative Charge.....................................15
           Deductions from the Sub-Accounts...................................15
HOW THE CASH VALUE VARIES.....................................................15
           How the Investment Experience is Determined........................16
           Net Investment Factor..............................................16
           Valuation of Assets................................................16
           Determining the Contract Value.....................................16
           Valuation Periods and Valuation Dates..............................16
SURRENDERING THE POLICY FOR CASH..............................................17
           Maturity Proceeds..................................................17
           Income Tax Withholding.............................................17
POLICY LOANS..................................................................17
           Taking a Policy Loan...............................................17
           Effect on Investment Performance...................................18
           Interest...........................................................18
           Effect on Death Benefit and Cash Value.............................18
           Repayment..........................................................18
HOW THE DEATH BENEFIT VARIES..................................................19
           Calculation of the Death Benefit...................................19
           -Proceeds Payable on Death.........................................20
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY..................................20
CHANGES OF INVESTMENT POLICY..................................................20
GRACE PERIOD..................................................................20
           -First Five Policy Years...........................................20
           -Policy Years Six and After........................................21
           -All Policy Years..................................................21



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


REINSTATEMENT.................................................................21
THE FIXED ACCOUNT OPTION......................................................21
CHANGES IN EXISTING INSURANCE COVERAGE........................................22
           Specified Amount Increases.........................................22
           Specified Amount Decreases.........................................22
           Changes in the Death Benefit Option................................22
OTHER POLICY PROVISIONS.......................................................22
           Policy Owner.......................................................22
           Beneficiary........................................................23
           Assignment.........................................................23
           Incontestability...................................................23
           Error in Age or Sex................................................23
           Suicide............................................................23
           Nonparticipating Policies..........................................23
LEGAL CONSIDERATIONS..........................................................23
DISTRIBUTION OF THE POLICIES..................................................24
CUSTODIAN OF ASSETS...........................................................24
TAX MATTERS...................................................................24
           Policy Proceeds....................................................24
           -Federal Estate and Generation-Skipping Transfer Taxes.............25
           -Non-Resident Aliens ..............................................25
           Taxation of the Company............................................26
           Tax Changes........................................................26
THE COMPANY...................................................................27
COMPANY MANAGEMENT............................................................27
           Directors of the Company...........................................27
           Executive Officers of the Company..................................28
OTHER CONTRACTS ISSUED BY THE COMPANY.........................................29
STATE REGULATION..............................................................29
REPORTS TO POLICY OWNERS......................................................29
ADVERTISING...................................................................29
LEGAL PROCEEDINGS.............................................................29
EXPERTS.......................................................................29
REGISTRATION STATEMENT........................................................30
LEGAL OPINIONS................................................................30
APPENDIX 1....................................................................31
APPENDIX 2....................................................................32
FINANCIAL STATEMENTS..........................................................49


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

Variable Life Insurance

The variable life insurance Policies offered by Nationwide Life and Annuity Insurance Company (the "Company") are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Owner of the Policy pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime. As with fixed-benefit whole life insurance, the Cash Surrender Value during the early Policy years may be substantially lower than the premiums paid.

However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Variable Account sub-accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the minimum premium requirement in order for the Policy to continue in force. The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2.

The Policies are designed to avoid classification as modified endowment contracts under Section 7702A of the Code which provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions in the same way as annuities are taxed. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

The Variable Account and its Sub-Accounts


The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner selects the sub-accounts of the Variable Account or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). At present, there are three sub-accounts. When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund sub-account (for any Net Premiums allocated to a Sub-Account on the application) or to the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy (see "Short-Term Right to Cancel Policy"). Assets of each sub-account are invested at Net Asset Value in shares at a corresponding Underlying Mutual Fund option. Assets of each sub-account are invested at Net Asset Value in shares of a corresponding Underlying Mutual Fund option. For a description of the Underlying Mutual Fund options and their investment objectives, see the "Investments of the Variable Account" section.


The Fixed Account

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

Deductions and Charges


The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Funds.


The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. (The Company may reduce this sales loading at its sole discretion.) The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

     1.   monthly cost of insurance; plus

     2. monthly cost of any additional benefits provided by riders to the Policy; plus

     3. a current administrative expense charge of $5. This charge may be increased at the sole discretion of the Company but may not exceed $7.50.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equal on an annual basis to 0.80% of the Variable Account assets.

For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an Underwriting Surrender Charge and a Sales Surrender Charge. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a Standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).

Issue          Male           Female             Male            Female
 Age       Non-Tobacco      Non-Tobacco        Standard         Standard
 25          $ 5.878          $ 5.537          $ 6.680          $ 5.945
 35            7.260            6.712            8.559            7.373
 45           11.159           10.160           13.244           11.151
 55           15.275           13.375           18.373           14.686
 65           23.821           20.553           27.943           22.165


Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund 's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund, for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                              Management Fees   Other Expenses    Total Expenses
------------------------------------------------------------------------------------------------------------------------------------

American Century Variable Portfolios, Inc.- American Century VP Advantage         1.00%              0.00%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund Fund-Growth Portfolio                   0.61%              0.08%             0.68%
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust-Capital Appreciation Fund                       0.50%              0.02%             0.52%
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust-Government Bond Fund                            0.50%              0.01%             0.51%
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust-Money Market Fund                               0.50%              0.03%             0.53%
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust-Total Return Fund                               0.50%              0.02%             0.52%
------------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers Management Trust-Balanced Portfolio                   0.85%              0.23%             1.08%
------------------------------------------------------------------------------------------------------------------------------------

The Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the Variable Account's unit value. None of the above Underlying Mutual Funds are subject to 12-b1 fees, fee waivers or expense reimbursement arrangements.

The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company.


Premiums

The minimum Initial Premium for which a Policy may be issued is $2,000. A Policy may be issued to an Insured up to age 75.

For a limited time, the Policy Owner has a right to cancel the Policy and receive a full refund of premiums paid (see "Short Term Right to Cancel Policy").

The Initial Premium is due on the Policy Date. It will be credited on the initial investment date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy data page.

Premiums, other than the Initial Premium may be made at any time the Policy is in force subject to the limits described below. During the first five Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the Minimum Premium in order for the Policy to continue in force. The Minimum Premium is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy data page.

We will send Scheduled Premium payment reminder notices to you. We will send them according to the premium mode shown on the Policy data page.

You may pay the Initial Premium to us at our Home Office or to an authorized agent. All premiums after the first are payable at our Home Office. Premium receipts will be furnished upon request.

Each premium must be at least equal to the monthly Minimum Premium. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the net amount at risk. Also, we will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify your Policy as a contract for life insurance. We may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


The Company is a stock life insurance company organized under the laws of the State of Ohio and was established in February 1981. The Company is a member of the Nationwide Insurance Enterprise which includes Nationwide Life Insurance Company, Nationwide Indemnity Company, Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company and Nationwide General Insurance Company. The Company's Home Office is at One Nationwide Plaza, Columbus, Ohio 43216.

The Company offers a multiple line of products, including variable annuities and variable life insurance policies. It is admitted to do business in 46 states and the District of Columbia (for Additional information see "The Company").


                              THE VARIABLE ACCOUNT


Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) (the Variable Account) was established by the Company on August 8, 1984. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Nationwide Life and Annuity Company, One Nationwide Plaza, Columbus, Ohio 43216 serves as Trustee for the trust. Nationwide Advisory Services, Inc. One Nationwide Plaza, Columbus, Ohio serves as principal underwriter for the trust. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.


The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").


Net Premium payments and Cash Value are allocated within the Variable Account among one or more sub-accounts (see "Tax Matters"). The assets of each sub-account are used to purchase shares of the Underlying Mutual Fund options designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Funds designated by the Policy Owner.


Investments of the Variable Account


At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Variable Account sub-accounts and the Fixed Account (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums not allocated to the Fixed Account are placed in the Nationwide Separate Account Trust Money Market Fund sub-account. At the end of this period, the Cash Value in that sub-account will be transferred to the Variable Account sub-accounts based on the Underlying Mutual Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Underlying Mutual Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one sub-account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value" and "Short-Term Right to Cancel the Policy"). Additional Premium Payments, upon acceptance, will be allocated to the Nationwide Separate Account Trust Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").


These Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of the life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Fund options, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Fund options. Each of the Underlying Mutual Fund options is a registered management investment company which received investment advice from a registered investment adviser:

     1) American Century Variable Portfolios, Inc., managed by American Century Investment Management, Inc., an affiliated of American Century Companies, Inc.;


     2) Fidelity Variable Insurance Products Fund, managed by Fidelity Management & Research Company;


     3) Nationwide Separate Account Trust, managed by Nationwide Advisory Services, Inc.; and


     4) Neuberger & Berman Advisers Management Trust, managed by Neuberger & Berman management Incorporated;


A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. More detailed information may be found in the current prospectus for each Underlying Mutual Fund option. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith.

American Century Variable Portfolios, Inc., a member of American CenturySM Investments

The Company (formerly TCI Portfolios, Inc.) was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company, designed only to provide investment vehicles for variable annuity and variable life insurance products of insurance companies. A member of American CenturySM Investments, American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

-    American Century VP Advantage


     Investment Objective: Current income and capital growth. The fund will seek to achieve its objective by investing in three types of securities. The fund's investment manager intends to invest approximately (i) 20% of the fund's assets in securities of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such securities with a weighted average maturity of six months or less, i.e., cash or cash equivalents; (ii) 40% of the fund's assets in fixed income securities of the United States government and its agencies and instrumentalities with a weighted average maturity of three to ten years; and (iii) 40% of the fund's assets in equity securities that are considered by management to have better-than-average prospects for appreciation. Assets will be purchased or sold, as the case may be, as is necessary in response to changes in market value to maintain the asset mix of the Fund's portfolio at approximately 60% cash, cash equivalents and fixed income securities and 40% equity securities. There can be no assurance that the Fund will achieve its investment objective.


     (Although the Statement of Additional Information concerning American Century Variable Portfolios, Inc. refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming Policy Owners will receive cash from the Company.)


Fidelity Variable Insurance Products Fund

The Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. The Fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") is the Fund's manager.

-    Growth Portfolio

     Investment Objective: Seeks to achieve capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other mutual funds. It is also important to point out that the Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short term notes, for defensive purposes when it believes market conditions warrant.

Nationwide Separate Account Trust


Nationwide Separate Account Trust (the "Trust") is a diversified open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust offers shares in the four separate Funds listed below, each with its own investment objectives. Currently, shares of the Trust will be sold only to life insurance company separate accounts to fund the benefits under variable insurance or annuity policies issued by life insurance companies. The assets of the Trust are managed by Nationwide Advisory Services, Inc., of One Nationwide Plaza, Columbus, Ohio 43216, a wholly-owned subsidiary of Nationwide Life Insurance Company (the sole stockholder of the Company).


-    Capital Appreciation Fund

     Investment Objective: The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objective primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

-    Government Bond Fund

     Investment Objective: To provide as high a level of income as is consistent with capital preservation through investing primarily in bonds and securities issued or backed by the U.S. Government, its agencies or instrumentalities.

-    Money Market Fund

     Investment Objective: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

-    Total Return Fund

     Investment Objective: To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

Neuberger & Berman Advisers Management Trust

Neuberger & Berman Advisers Management Trust is an open-end diversified management investment company established as a Massachusetts business trust on December 14, 1983. Shares of the Trust are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger & Berman Management Incorporated.

-    Balanced Portfolio

     Investment Objective: To provide long-term capital growth and reasonable current income without undue risk to principal. The Balanced Portfolio will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities. The Investment Adviser anticipates that the Balanced Portfolio's investments will normally be managed so that approximately 60% of the Portfolio's total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the Investment Adviser's views regarding current market trends, the common stock portion of the Portfolio's investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of the Portfolio's assets will be invested in fixed income senior securities.

Reinvestment


The Underlying Mutual Fund options described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

Transfers

The Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed Account. The Policy Owner's Cash Value in each sub-account will be determined as of the date the transfer request is received in the Home Office in good order. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value.

The Policy Owner may annually transfer a portion of the value of the Fixed Account to the Variable Account and a portion of the Variable Account to the Fixed Account, without penalty or adjustment. The Company reserves the right to limit the amount of Cash Value transferred out of the Fixed Account each Policy Year. Transfers from the Fixed Account must be made within 30 days after the termination date of the interest rate guarantee period.

Transfers may be made once per Valuation Date and may be made either in writing or, in states allowing such transfers, by telephone. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions, and providing written confirmation thereof to both the Policy owner and any agent of record at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. The Company may withdraw the telephone exchange privilege upon 30 days written notice to Policy Owners.

Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

Dollar Cost Averaging

The Contract Owner may direct the Company to automatically transfer from the Money Market sub-account or the Fixed Account to any other sub-account within the Variable Account on a monthly basis. This service is intended to allow the Contract Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss in a declining market. To qualify for Dollar Cost Averaging there must be a minimum total Contract Value, less policy indebtedness, of $15,000. Transfers for purposes of Dollar Cost Averaging can only be made from the Money Market sub-account or the Fixed Account. The minimum monthly Dollar Cost Averaging transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than for Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Contract Owner in order to begin transfers. Once elected, transfers from the Money Market sub-account or the Fixed Account will be processed monthly until either the value in the Money Market sub-account or the Fixed Account is completely depleted or the Contract Owner instructs the Company in writing to cancel the monthly transfers.


The Company reserves the right to discontinue offering Dollar Cost Averaging upon 30 days written notice to Contract Owners however, such discontinuation will not affect Dollar Cost Averaging programs already commenced. The Company also reserves the right to assess a processing fee for this service.


Substitution of Securities


If shares of the above Underlying Mutual Funds should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Fund options should become inappropriate the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of one or more Underlying Mutual Fund for other Underlying Mutual Fund shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.


Voting Rights

Voting rights under the Policies apply only with respect to Cash Value allocated to the sub-accounts of the Variable Account.

In accordance with its view of present applicable law, the Company will vote the shares of the Underlying Mutual Funds held in the Variable Account at regular and special meetings of shareholders of the Underlying Mutual Funds. These shares will be voted in accordance with instructions received from Policy Owners who have an interest in the Variable Account. If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as result the Company determines that is permitted to vote the shares of the Underlying Mutual Funds in its own right, it may elect to do so.

The Policy Owner shall have the voting interest under a Policy. The number of shares in each sub-account for which the Policy Owner may give voting instructions is determined by dividing any portion of the Policy's Cash Value derived from participation in that Underlying Mutual Fund by the Net Asset Value of one share of that Underlying Mutual Fund. The number of shares which a person has a right to vote will be determined as of a date chosen by the Company, but not more than 90 days prior to the meeting of the Underlying Mutual Fund. Voting instructions will be solicited by written communication at least 21 days prior to such meeting.

The Company will vote Underlying Mutual Fund shares in accordance with instructions received from the Policy Owners. Underlying Mutual Fund shares held by the Company or by the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received.

Each person having a voting interest in the Variable Account will receive periodic reports relating to investments of the Variable Account, the Underlying Mutual Funds' proxy material and a form with which to give such voting instructions.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment advisor or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment advisor, is based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


                         INFORMATION ABOUT THE POLICIES

Underwriting and Issuance

-Minimum Requirements for Issuance of a Policy

The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments under death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2. At issue, the Policy Owner selects a Scheduled Premium level. This Scheduled Premium is used to determine the initial Specified Amount. The minimum Scheduled Premium is $2,000. Policies may be issued to Insureds with issue ages 75 or younger. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

-Premium Payments

The Initial Premium for a Policy is payable in full at the Company's Home Office. The effective date of insurance coverage is dependent upon completion of all underwriting requirements, payment of the Initial Premium, and delivery of the Policy while the Insured is still living.

Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the first 5 Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the minimum premium requirement in order for the Policy to continue in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy data page.

Each premium payment must be at least equal to the monthly Minimum Premium. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment contract status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy by such additional premiums (see "Tax Matters").

Allocation of Cash Value


At the time a Policy is issued, its Cash Value will be based on the Nationwide Separate Account Trust Money Market Fund sub-account value or the Fixed Account as if the Policy had been issued and the Initial Net Premium invested on the date such premium was received in good order by the Company. When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund sub-account (for any Net Premiums Allocated to a Sub-Account on the Application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Net Premiums not designated for the Fixed Account will be placed in the Nationwide Separate Account Trust Money Market Sub-Account. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Fund options specified by the Policy Owner are purchased at Net Asset Value for the respective sub-account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").


The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

Short-Term Right to Cancel Policy

A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund the total premiums paid within seven days after it receives the Policy.

                                 POLICY CHARGES

Deductions from Premiums

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment (the Company may reduce this sales loading at its sole discretion). The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also pays any state premium taxes attributable to a particular policy when incurred by the Company. The Company expects to pay an average state premium tax rate of approximately 2.5% of premiums for all states, although such tax rates generally can range from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The Company does not expect to make a profit from this charge.

Surrender Charges

The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).

Issue          Male           Female             Male            Female
 Age       Non-Tobacco      Non-Tobacco        Standard         Standard
 25          $ 5.878          $ 5.537          $ 6.680          $ 5.945
 35            7.260            6.712            8.559            7.373
 45           11.159           10.160           13.244           11.151
 55           15.275           13.375           18.373           14.686
 65           23.821           20.553           27.943           22.165

The Surrender Charge is comprised of two components: an underwriting surrender charge and sales surrender charge. The underwriting surrender charge varies by issue age in the following manner:

             Issue                             Charge per $1,000 of
              Age                            Initial Specified Amount

             0-39                                     $3.50
             40-59                                    $5.00
             60-75                                    $6.50

The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting surrender charges. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges (see "Deductions from the Sub-Accounts"). Additional premiums and/or income earned on assets in the Variable Account or partial surrenders have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting surrender charge component represents the sales surrender charge component. The purpose of the sales surrender charge component is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums").

-Reductions to Surrender Charges

The Surrender Charges are reduced in subsequent Policy Years in the following manner:

                 Surrender Charge                         Surrender Charge
 Completed       as a % of Initial       Completed        as a % of Initial
Policy Years     Surrender Charges      Policy Years      Surrender Charges

    0                  100%                  5                   85%
    1                  100%                  6                   80%
    2                  100%                  7                   75%
    3                   95%                  8                   50%
    4                   90%                  9+                   0%

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
1).

Deductions from Cash Value

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

     1.   monthly cost of insurance charges; plus

     2.   monthly cost of any additional benefits provided by Riders; plus

     3.   monthly administrative expense charge.

These deductions will be charged proportionately to the Cash Value in each Variable Account sub-account and the Fixed Account.

-Monthly Cost of Insurance

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.

If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value shall first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial

Specified Amount, it shall then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on a simplified basis are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on a preferred basis are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco. For Policies issued in Texas, guaranteed cost of insurance rates for Standard-Simplified issues ("Special Class-Simplified" in Texas) are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

The rates for Policies issued on a simplified or preferred basis will not exceed the rates in the appropriate table. The cost of insurance rates per $1,000 of net amount at risk is less for Policies issued on a preferred basis as compared to a simplified basis.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, and Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain policies on a "Simplified Issue" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Simplified Issue basis, actual rates for healthy individuals will be higher than the current cost of insurance rates being charged under otherwise identical Policies that are issued on a Preferred basis.

-Monthly Administrative Charge

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $5 per month. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $7.50 per month.

Deductions from the Sub-Accounts

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policies, the Company deducts a daily Mortality and Expense Risk Charge from the assets of the sub-accounts of the Variable Account. This charge is equivalent to an annual effective rate of 0.80% of the daily Net Asset Value of the Variable Account. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Surrender Charges").

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the sub-accounts of the Variable Account (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.

                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premiums applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

How the Investment Experience is Determined

The Cash Value in each sub-account is converted to Accumulation Units of that sub-account. The conversion is accomplished by dividing the amount of Cash Value allocated to a sub-account by the value of an Accumulation Unit for the sub-account of the Valuation Period during which the allocation occurs.


The value of an Accumulation Unit for each sub-account was arbitrarily set initially at $10 when the Underlying Mutual Fund shares in that sub-account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each sub-account for the immediately preceding Valuation Period by the Net Investment Factor for the sub-account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.


Net Investment Factor

The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)  is the net of:


     (1) the Net Asset Value per share of the Underlying Mutual Fund held in the sub-account determined at the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or capital gain distributions made by the Underlying Mutual Fund held in the sub-account if the "ex-dividend" date occurs during the current Valuation Period.


(b)  is the net of:


     (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period, plus or minus


     (2) the per share charge or credit, if any, for any taxes reserved for in the immediately preceding Valuation Period.

(c) is a factor representing the daily Mortality and Expense Risk Charge deducted from the Variable Account. Such factor is equal to an annual rate of .80% of the daily Net Asset Value of the Variable Account.


For Underlying Mutual Funds that credit dividends on a daily basis and pay such dividends once a month, the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares, because of the deduction for Mortality and Expense Risk Charge, and any charge or credit for tax reserves.


Valuation Of Assets

Underlying Mutual Fund shares in the Variable Account will be valued at their Net Asset Value.

Determining the Contract Value

The sum of the value of all Variable Account Accumulation Units attributable to the Contract and amounts credited to the Fixed Account is the Contract Value. The number of Accumulation Units credited per each sub-account are determined by dividing the net amount allocated to the sub-account by the Accumulation Unit Value for the sub-account for the Valuation Period during which the purchase payment is received by the Company. If part or all of the Contract Value is surrendered or changes or deductions are made against the Contract Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Contract Owner's interest in the Variable Account and the Fixed Account bears to the total Contract Value.

The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

Valuation Periods and Valuation Dates

A Valuation Period is the period commencing at the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current Net Asset Value of the Accumulation Units might be materially affected.

                        SURRENDERING THE POLICY FOR CASH

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a Commercial Bank or a Savings and Loan, which is a member of the Federal Deposit Insurance Corporation or other guarantor institution as defined by the federal securities laws and regulations. In some cases, the Company may require additional documentation of a customary nature.

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.

After the Policy has been in force for 5 Policy Years, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

     1. The maximum partial surrender in any Policy Year is limited to 10% of the total premium payments;

     2.   The minimum partial surrender is $500; and

     3. After the partial surrender, the Policy continues to qualify as life insurance.

When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of cash value. In such a case, a partial surrender will decrease the Specified Amount by the amount by which the partial surrender exceeds the difference between the death benefit and Specified Amount. Partial surrender amounts must be first deducted from the values in the Variable sub-accounts. Partial surrenders will be deducted from the Fixed Account only to the extent that insufficient values are available in the Variable sub-accounts.

Surrender charges will be waived for any partial surrenders which satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

Maturity Proceeds

The Maturity Date is the Policy Anniversary on or next following the Insured's 95th birthday. The Maturity Proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

Income Tax Withholding

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value of the policy exceeds the employer's interest in the policy. Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisers, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS

Taking a Policy Loan

After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Surrender Value less interest due on the next Policy

Anniversary. Maximum Policy Indebtedness, in Texas, is limited to 90% of the Cash Surrender Value in the sub-accounts and 100% of the Cash Surrender Value in the Fixed Account less interest due on the next Policy Anniversary. The Company will not grant a loan for an amount less than $1,000 ($200 in Connecticut). Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a Commercial Bank or a Savings and Loan which is a member of the Federal Deposit Insurance Corporation or other eligible guarantor institution as defined by federal securities laws and regulations. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

Effect on Investment Performance

When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each Variable sub-account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Variable sub-accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.

Interest

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer.


Policy loans will be currently credited interest daily at an annual effective rate of 5.1%. This rate is guaranteed never to be lower than 5.1%. The Company may change the current interest crediting rate on Policy loans at any time at its sole discretion. This earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary or at the time of loan repayment. It will be allocated according to the Underlying Mutual Fund allocation factors in effect at the time of the transfer.


The loan interest rate is 6% per year for all Policy loans. Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

Effect on Death Benefit and Cash Value

A Policy loan, whether or not repaid, will have a permanent effect on the death benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

Repayment

All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Variable sub-accounts and the Fixed Account in proportion to the Policy Owner's Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $1,000 ($50 in Connecticut). The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.

                          HOW THE DEATH BENEFIT VARIES

Calculation of the Death Benefit

At issue, the Policy Owner selects a desired Scheduled Premium level. The Scheduled Premium is used to determine the initial Specified Amount. Under death benefit Option 1, the initial Specified Amount is determined by treating the Scheduled Premium as 20% of the Guideline Single Premium. Under death benefit Option 2, the initial Specified Amount is determined by treating the Scheduled Premium as the Guideline Level Premium. For either death benefit option, the initial Specified Amount will be set at such a level such that payment of the Scheduled Premiums will not result in the Policy being classified as a modified endowment contract (see "Tax Matters").

The following table illustrates the Initial Specified Amount that results from a $2,000 Scheduled Premium payment.

                           Male                              Female
     Issue              Non-Tobacco                        Non-Tobacco
      Age          Option 1      Option 2             Option 1     Option 2

      30           $85,779       $75,378              $99,541      $93,577
      35           $68,165       $61,559              $79,212      $76,497
      40           $54,111       $50,082              $63,070      $62,320
      45           $43,165       $40,605              $50,599      $50,633
      50           $34,675       $32,791              $40,824      $40,958
      55           $28,136       $26,852              $33,171      $32,949
      60           $23,176       $22,867              $27,141      $26,301
      65           $19,474       $19,474              $22,369      $22,168

Generally, for a given Scheduled Premium, the initial Specified Amount is greater for non-tobacco than standard and females than males. The Specified Amount is shown in the Policy.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

     The term "Applicable Percentage" means:

     1. when the Insured is Attained Age 40 or less at the beginning of a Policy Year, and

     2. when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table" shown in this provision.

                    APPLICABLE PERCENTAGE OF CASH VALUE TABLE

Attained            Percentage            Attained           Percentage            Attained           Percentage
  Age              of Cash Value            Age             of Cash Value            Age             of Cash Value
  0-40                 250%                  60                 130%                  80                 105%
   41                  243%                  61                 128%                  81                 105%
   42                  236%                  62                 126%                  82                 105%
   43                  229%                  63                 124%                  83                 105%
   44                  222%                  64                 122%                  84                 105%

   45                  215%                  65                 120%                  85                 105%
   46                  209%                  66                 119%                  86                 105%
   47                  203%                  67                 118%                  87                 105%
   48                  197%                  68                 117%                  88                 105%
   49                  191%                  69                 116%                  89                 105%

   50                  185%                  70                 115%                  90                 105%
   51                  178%                  71                 113%                  91                 104%
   52                  171%                  72                 111%                  92                 103%

Attained            Percentage            Attained           Percentage            Attained           Percentage
  Age              of Cash Value            Age             of Cash Value            Age             of Cash Value
   53                  164%                  73                 109%                  93                 102%
   54                  157%                  74                 107%                  94                 101%

   55                  150%                  75                 105%                  95                 100%
   56                  146%                  76                 105%
   57                  142%                  77                 105%
   58                  138%                  78                 105%
   59                  134%                  79                 105%

-Proceeds Payable on Death

The actual Proceeds payable on the Insured's death will be the death benefit as described above less any Policy Indebtedness, and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability," "Error in Age or Sex" and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Policy Date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of a Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable Nationwide Life and Annuity General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new Policy will not be affected by the investment experience of any Variable Account. The new Policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

                                  GRACE PERIOD

-First Five Policy Years

This Policy will not lapse during the first five Policy Years provided that on each Monthly Anniversary Day (1) is greater than or equal to (2) where:

     (1) Is the sum of all premiums paid to date minus any Policy Indebtedness; and

     (2) Is the sum of monthly Minimum Premiums since the Policy Date including the monthly Minimum Premium for the current Monthly Anniversary Day.

If (1) is less than (2), a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to satisfy the minimum premium requirement. If sufficient premium is not paid by the end of the Grace Period, the Policy will lapse. The Policy will be terminated with the return of any available Cash Surrender Value. The Cash Surrender Value will be calculated as of the beginning of the Grace Period. The Policy Owner may also elect in writing to have the Policy placed on Extended Term Insurance.

-Policy Years Six and After

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current monthly deduction for insurance costs, administrative expenses and other benefits, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to cover the current monthly deduction plus an amount equal to three times the current monthly deduction.

-All Policy Years

The Company will send such a notice at the start of the Grace Period to the Policy Owner's last known address. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date:

2.   providing evidence of insurability satisfactory to the Company;

3. paying sufficient premium to cover all policy charges that were due and unpaid during the Grace Period;

4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

5. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

     (1)  the Cash Value at the end of the Grace Period; or

     (2) the Surrender Charge for the Policy Year in which the Policy was reinstated.


Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the Grace Period.


                            THE FIXED ACCOUNT OPTION

Because of exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's general assets (General Account). The Company's General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Company's Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

Specified Amount Increases

After the fifth Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

     (1)  the request must be applied for in writing;

     (2)  satisfactory evidence of insurability must be provided;

     (3)  the increase must be for a minimum of $10,000;

     (4) the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

     (5)  age limits are the same as a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

Specified Amount Decreases

After the fifth Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any such decrease shall reduce insurance in the following order:

     (1)  against insurance provided by the most recent increase;

     (2)  against the next most recent increases successively; and

     (3)  against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

     (1)  reduce the Specified Amount to less than $10,000; or

     (2)  disqualify the Policy as a contract for life insurance.

Changes in the Death Benefit Option

After the fifth Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. The Company reserves the right to require evidence of insurability for either change. The effective date of the change will be the Monthly Anniversary Day on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the Internal Revenue Service to qualify the Policy as a life insurance contract.

                             OTHER POLICY PROVISIONS

Policy Owner

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Owner's estate.

Beneficiary

The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the Death Proceeds shall be paid to the Policy Owner or the Policy Owner's estate.

Assignment

While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Company at its Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

Incontestability

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

Error in Age or Sex

If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

     (1) is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

     (2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

     (3)  is the Cash Value at the time of the Insured's death.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.

Nonparticipating Policies

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from contributions made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.

                          DISTRIBUTION OF THE POLICIES


The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the General Distributor, Nationwide Advisory Services, Inc., a wholly-owned subsidiary of Nationwide Life Insurance Company.

NAS acts a general distributor for Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, NACo Variable Account and Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.

NAS also acts as principal underwriter for Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II and Nationwide Asset Allocation Trust, which are open-end management investment companies.


Gross first year commissions paid by the Company on the sale of these Policies plus fees for marketing services provided by the General Distributor are not more than 26% of the Scheduled Premium plus 5% of any excess premium payments. Gross renewal commissions paid by the Company will not exceed 5% of actual premium payments.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

Policy Proceeds


Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code. Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (See "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill or chronically ill individuals) are subject to federal income taxes a manner similar to the way annuities are taxed. in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled. Under certain circumstances, certain distributions made under a Policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are excludible from gross income.


It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A (c) of the Code.

In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy failing to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.


Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Fund s, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.


The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.


A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

- Federal Estate and Generation-Skipping Transfer Taxes

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, an estate of less than $600,000 (inclusive of certain predeath gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the Insured dies, the death benefit will generally be included in the lnsured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy, such as the right to borrow on the Policy, or the right to name a new Beneficiary.

If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if such Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the Internal Revenue Service as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes,

- Non-Resident Aliens

Distributions to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the Distribution and remit it to the Internal Revenue Service. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the Internal Revenue Service. In addition, for any Distribution made after December 31, 1997, the NRA must obtain an individual Taxpayer Identification Number from the Internal Revenue Service, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and (for Distributions after December 31, 1997) a proper individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if not taxpayer identification number, or an incorrect taxpayer identification number, is provided.


State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

Taxation of the Company

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.


Tax Changes

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the Internal Revenue Service, is general and is not intended as tax advice.

In the recent past, the Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Policy.

If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.


                                   THE COMPANY

The life insurance business, which includes product lines in health insurance and annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.


The Company serves as depositor for the Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A and Nationwide VL Separate Account-B, each of which is a registered investment company, and each of which is a separate investment account of the Company.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. The Company shares employees with Nationwide Mutual Insurance Company, Nationwide Life Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT

Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Life Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company, Nationwide Indemnity Company and Nationwide General Insurance Company and all of their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Life Insurance Company is the sole shareholder of Nationwide Life and Annuity Insurance Company.

Directors of the Company
                             Director
   Name                        Since    Principal Occupation
   ----                        -----    --------------------
Lewis J. Alphin                1993     Farm Owner and Operator (1)

Keith W. Eckel                 1996     Partner, Fred W. Eckel Sons; President,
                                        Eckel Farms, Inc. (1)

Willard J. Engel               1994     General Manager Lyon County Co-Operative
                                        Oil Company (1)
Fred C. Finney                 1992     Owner and Operator, Moreland Fruit Farm;
                                        Operator, Melrose Orchard (1)
Charles L. Fuellgraf, Jr.*+    1969     Chief Executive Officer, Fuellgraf
                                        Electric Company. (1)

Joseph J. Gasper*+             1996     President and Chief Operating Officer,
                                        Nationwide Life and Annuity Insurance
                                        Company and Nationwide Life Insurance
                                        Company. (2)

Henry S. Holloway *+           1986     Farm Owner and Operator (1)
Dimon Richard McFerson *+      1988     Chairman and Chief Executive Officer,
                                        Nationwide Insurance Enterprise (2)
David O. Miller *+             1985     President, Owen Potato Farm, Inc.;
                                        Partner, M&M Enterprises (1)

C. Ray Noecker                 1994     Owner and Operator, Noecker Farms (1)

James F. Patterson +           1989     Vice President, Pattersons, Inc.;
                                        President, Patterson Farms, Inc. (1)
Arden L. Shisler *+            1984     President and Chief Executive Officer,
                                        K&B Transport, Inc. (1)

Robert L. Stewart              1989     Owner and Operator, Sunnydale Farms and
                                        Mining (1)

Nancy C. Thomas *              1986     Farm Owner and Operator. (1)
Harold W. Weihl                1990     Farm Owner and Operator, Weihl Farms (1)

* Member, Executive Committee      + Member, Investment Committee

1)   Principal occupation for last five years.
2) Prior to assuming this current position, Messrs. McFerson and Gasper held other executive management positions with the companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.


Messrs. Holloway, McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation, a registered investment company. Mr. McFerson is trustee of Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II and Nationwide Asset Allocation Trust, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.


Executive Officers of the Company

Name                           Office Held
----                           -----------

Dimon Richard McFerson         Chairman and Chief Executive Officer-Nationwide
                               Insurance Enterprise

Joseph J. Gasper               President and Chief Operating Officer

Gordon E. McCutchan            Executive Vice President, Law and Corporate
                               Services and Secretary

Robert A. Oakley               Executive Vice President-Chief Financial Officer

Robert J. Woodward, Jr.        Executive Vice President-Chief Investment Officer

James E. Brock                 Senior Vice President - Life Company Operations

W. Sidney Druen                Senior Vice President and General Counsel and
                               Assistant Secretary

Harvey S. Galloway, Jr.        Senior Vice President and Chief Actuary

Richard A. Karas               Senior Vice President - Sales and Financial
                               Services


Mark R. Thresher               Vice President - Controller

Duane M. Campbell              Vice President - Treasurer

Mr. Gasper is also President and Chief Operating Officer of Nationwide Life Insurance Company. Mr. Galloway is also an officer of Nationwide Mutual Insurance Company and Nationwide Life Insurance Company. Each of the other officers listed above is also an officer of each of the companies comprising the Nationwide Insurance Enterprise. Each of the executive officers listed above has been associated with the registrant in an executive capacity for more than the past five years, except Mr. Thresher, who joined the Registrant in 1996. From 1988-1996, Mr. Thresher served as a partner in the accounting firm KPMG Peat Marwick LLP and lead partner for Nationwide Insurance Enterprise from 1993-1996.


                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each sub-account of the Variable Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

                                   ADVERTISING

The Company is ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company . The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts . Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs based on selected tax brackets or discussions of alternative investment vehicles and general economic conditions.

                                LEGAL PROCEEDINGS

There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.


The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any material litigation of any nature.


                                     EXPERTS

The financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS

Legal matters in connection with the Policies described herein are being passed upon by Druen, Rath & Dietrich, One Nationwide Plaza, Columbus, Ohio 43216. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1

                                 ILLUSTRATION OF
                                SURRENDER CHARGES

Example 1: A female non-tobacco, age 45, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $50,599. She now wishes to surrender the Policy during the first Policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $514.09 ($10.160 x 50.599 = $514.09).

Example 2: A male non-tobacco, age 35, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $68,165. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender value is calculated using the method illustrated above. (Specified Amount in thousands $68.165 x 7.260 = 494.88 total first year surrender charge). Because the fifth Policy Year has been completed, the total initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below (Also see "Reductions to Surrender Charges"). In this case, $494.88 x 85% = $420.65.

Initial Surrender Charge per $1,000 of initial Specified Amount for policies which are issued on a standard basis.

--------------------------------------------------------------------------------
Issue          Male           Female             Male            Female
 Age       Non-Tobacco      Non-Tobacco        Standard         Standard
--------------------------------------------------------------------------------
 25          $ 5.878          $ 5.537          $ 6.680          $ 5.945
--------------------------------------------------------------------------------
 35            7.260            6.712            8.559            7.373
--------------------------------------------------------------------------------
 45           11.159           10.160           13.244           11.151
--------------------------------------------------------------------------------
 55           15.275           13.375           18.373           14.686
--------------------------------------------------------------------------------
 65           23.821           20.553           27.943           22.165
--------------------------------------------------------------------------------

Reductions to Surrender Charges.

--------------------------------------------------------------------------------
                 Surrender Charge                         Surrender Charge
 Completed       as a % of Initial       Completed        as a % of Initial
Policy Years     Surrender Charges      Policy Years      Surrender Charges
--------------------------------------------------------------------------------
    0                  100%                  5                   85%
--------------------------------------------------------------------------------
    1                  100%                  6                   80%
--------------------------------------------------------------------------------
    2                  100%                  7                   75%
--------------------------------------------------------------------------------
    3                   95%                  8                   50%
--------------------------------------------------------------------------------
    4                   90%                  9+                   0%
--------------------------------------------------------------------------------

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are 8% higher than those shown. In addition, the guaranteed maximum Surrender Charge in subsequent years in Pennsylvania are reduced in the following manner:

                Surrender Charge                       Surrender Charge                       Surrender Charge
 Completed      as a % of Initial      Completed       as a % of Initial      Completed       as a % of Initial
Policy Years    Surrender Charges     Policy Years     Surrender Charges     Policy Years     Surrender Charges
     0                100%                 5                  83%                 10                 46%
     1                 98%                 6                  75%                 11                 37%
     2                 95%                 7                  70%                 12                 28%
     3                 92%                 8                  65%                 13                 14%
     4                 88%                 9                  55%                 14+                 0%

The illustrations of current values are the same for Pennsylvania. However, the guaranteed maximum Surrender Charges are slightly higher in Pennsylvania. If this contract is issued in Pennsylvania, please contact the Home Office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2

                          ILLUSTRATIONS OF CASH VALUES,
                              CASH SURRENDER VALUES
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy debt, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and their are no changes in the Specified Amount or death benefit option.

The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of .80% of the daily Net Asset Value of the Variable Account. In addition, the net investment returns also reflect the deduction of Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.70% of the daily Net Asset Value of the Variable Account.

Considering current charges for mortality and expense risks and Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.50% and 10.50%.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard (including non-tobacco). Policies issued on a substandard basis would result in lower Cash Values and death benefits than those illustrated.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $5 and is guaranteed not to exceed $7.50. Current values reflect a current monthly administrative expense charge of $5 and guaranteed values reflect the $7.50 maximum monthly administrative charge under the Policy. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                             DEATH BENEFIT OPTION 1
                 $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                           CURRENT VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1         2,000     2,100      1,671     1,189      43,165      1,776     1,294      43,165     1,882      1,400      43,165

     2         2,000     4,305      3,314     2,832      43,165      3,629     3,147      43,165     3,956      3,475      43,165

     3         2,000     6,620      4,930     4,448      43,165      5,561     5,080      43,165     6,244      5,763      43,165

     4         2,000     9,051      6,520     6,062      43,165      7,578     7,121      43,165     8,769      8,312      43,165

     5         2,000    11,604      8,081     7,647      43,165      9,682     9,248      43,165    11,555     11,122      43,165

     6             0    12,184      7,755     7,346      43,165      9,906     9,497      43,165    12,549     12,140      43,165

     7             0    12,793      7,421     7,036      43,165     10,130     9,745      43,165    13,639     13,254      43,165

     8             0    13,433      7,077     6,716      43,165     10,352     9,991      43,165    14,837     14,475      43,165

     9             0    14,105      6,724     6,483      43,165     10,573    10,332      43,165    16,153     15,913      43,165

    10             0    14,810      6,357     6,357      43,165     10,790    10,790      43,165    17,601     17,601      43,165


    15             0    18,901      4,293     4,293      43,165     11,788    11,788      43,165    27,419     27,419      43,165

    20             0    24,124      1,573     1,573      43,165     12,424    12,424      43,165    43,700     43,700      53,315

    25             0    30,788        (*)       (*)         (*)     12,121    12,121      43,165    69,987     69,987      81,185

    30             0    39,295        (*)       (*)         (*)      9,520     9,520      43,165   112,321    112,321     120,183

    35             0    50,151        (*)       (*)         (*)      1,656     1,656      43,165   181,129    181,129     190,185

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                          GUARANTEED VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1         2,000     2,100      1,578     1,096      43,165      1,680     1,199      43,165     1,783      1,302      43,165

     2         2,000     4,305      3,125     2,643      43,165      3,429     2,947      43,165     3,745      3,263      43,165

     3         2,000     6,620      4,642     4,160      43,165      5,248     4,766      43,165     5,904      5,422      43,165

     4         2,000     9,051      6,128     5,671      43,165      7,141     6,684      43,165     8,282      7,825      43,165

     5         2,000    11,604      7,584     7,151      43,165      9,114     8,680      43,165    10,906     10,472      43,165

     6             0    12,184      7,145     6,735      43,165      9,192     8,783      43,165    11,713     11,304      43,165

     7             0    12,793      6,687     6,302      43,165      9,253     8,868      43,165    12,590     12,204      43,165

     8             0    13,433      6,207     5,846      43,165      9,293     8,931      43,165    13,542     13,180      43,165

     9             0    14,105      5,700     5,459      43,165      9,306     9,065      43,165    14,575     14,334      43,165

    10             0    14,810      5,162     5,162      43,165      9,288     9,288      43,165    15,698     15,698      43,165


    15             0    18,901      1,838     1,838      43,165      8,541     8,541      43,165    23,071     23,071      43,165

    20             0    24,124        (*)       (*)         (*)      5,812     5,812      43,165    35,129     35,129      43,165

    25             0    30,788        (*)       (*)         (*)        (*)       (*)         (*)    55,050     55,050      63,858

    30             0    39,295        (*)       (*)         (*)        (*)       (*)         (*)    86,609     86,609      92,671

    35             0    50,151        (*)       (*)         (*)        (*)       (*)         (*)   137,483    137,483     144,357

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                           CURRENT VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1         2,000     2,100      1,673     1,220      42,278      1,778     1,325      42,384     1,884      1,431      42,489

     2         2,000     4,305      3,314     2,861      43,919      3,628     3,175      44,233     3,954      3,501      44,560

     3         2,000     6,620      4,921     4,468      45,526      5,550     5,097      46,155     6,230      5,777      46,835

     4         2,000     9,051      6,496     6,066      47,102      7,548     7,118      48,154     8,731      8,301      49,337

     5         2,000    11,604      8,036     7,628      48,641      9,623     9,215      50,228    11,478     11,071      52,084

     6         2,000    14,284      9,541     9,156      50,146     11,777    11,392      52,382    14,497     14,112      55,102

     7         2,000    17,098     11,010    10,647      51,615     14,012    13,650      54,617    17,813     17,451      58,419

     8         2,000    20,053     12,442    12,102      53,047     16,331    15,991      56,936    21,457     21,117      62,062

     9         2,000    23,156     13,838    13,612      54,444     18,737    18,511      59,343    25,461     25,234      66,066

    10         2,000    26,414     15,195    15,195      55,801     21,231    21,231      61,836    29,859     29,859      70,465


    15         2,000    45,315     21,582    21,582      62,187     35,358    35,358      75,964    59,598     59,598     100,203

    20         2,000    69,439     26,779    26,779      67,385     52,067    52,067      92,672   107,276    107,276     147,882

    25         2,000   100,227     30,327    30,327      70,932     71,359    71,359     111,964   183,588    183,588     224,194

    30         2,000   139,522     31,312    31,312      71,917     92,666    92,666     133,272   305,356    305,356     345,961

    35         2,000   189,673     28,568    28,568      69,173    114,920   114,920     155,526   499,671    499,671     540,277

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                          GUARANTEED VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1         2,000     2,100      1,582     1,129      42,187      1,684     1,231      42,289     1,787      1,334      42,392

     2         2,000     4,305      3,125     2,672      43,731      3,428     2,975      44,033     3,743      3,289      44,348

     3         2,000     6,620      4,630     4,177      45,235      5,232     4,779      45,837     5,884      5,431      46,489

     4         2,000     9,051      6,095     5,665      46,701      7,099     6,668      47,704     8,228      7,798      48,833

     5         2,000    11,604      7,520     7,112      48,125      9,028     8,620      49,633    10,794     10,386      51,400

     6         2,000    14,284      8,902     8,516      49,507     11,021    10,636      51,626    13,603     13,218      54,208

     7         2,000    17,098     10,238     9,876      50,843     13,076    12,714      53,681    16,676     16,313      57,281

     8         2,000    20,053     11,526    11,187      52,132     15,193    14,853      55,799    20,036     19,697      60,642

     9         2,000    23,156     12,763    12,536      53,368     17,370    17,144      57,975    23,709     23,483      64,315

    10         2,000    26,414     13,944    13,944      54,550     19,606    19,606      60,211    27,723     27,723      68,328


    15         2,000    45,315     18,921    18,921      59,526     31,610    31,610      72,215    54,111     54,111      94,716

    20         2,000    69,439     21,873    21,873      62,479     44,610    44,610      85,215    95,085     95,085     135,690

    25         2,000   100,227     21,755    21,755      62,360     57,469    57,469      98,075   158,326    158,326     198,931

    30         2,000   139,522     16,799    16,799      57,404     67,891    67,891     108,497   255,411    255,411     296,016

    35         2,000   189,673      4,017     4,017      44,622     71,414    71,414     112,019   403,362    403,362     443,967

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                           CURRENT VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1         5,000     5,250      4,298     3,025     114,019      4,565     3,293     114,019     4,833      3,561     114,019

     2         5,000    10,763      8,526     7,254     114,019      9,328     8,055     114,019    10,162      8,889     114,019

     3         5,000    16,551     12,684    11,412     114,019     14,295    13,023     114,019    16,037     14,765     114,019

     4         5,000    22,628     16,775    15,566     114,019     19,480    18,272     114,019    22,522     21,313     114,019

     5         5,000    29,010     20,793    19,648     114,019     24,888    23,742     114,019    29,675     28,530     114,019

     6             0    30,460     20,097    19,016     114,019     25,607    24,525     114,019    32,370     31,288     114,019

     7             0    31,983     19,382    18,364     114,019     26,334    25,316     114,019    35,329     34,311     114,019

     8             0    33,582     18,644    17,690     114,019     27,068    26,114     114,019    38,581     37,626     114,019

     9             0    35,261     17,886    17,250     114,019     27,811    27,175     114,019    42,160     41,523     114,019

    10             0    37,024     17,098    17,098     114,019     28,555    28,555     114,019    46,097     46,097     114,019


    15             0    47,254     12,658    12,658     114,019     32,294    32,294     114,019    72,813     72,813     114,019

    20             0    60,309      6,803     6,803     114,019     35,667    35,667     114,019   117,021    117,021     142,765

    25             0    76,971        (*)       (*)         (*)     37,655    37,655     114,019   188,506    188,506     218,667

    30             0    98,237        (*)       (*)         (*)     35,905    35,905     114,019   303,905    303,905     325,179

    35             0   125,378        (*)       (*)         (*)     25,759    25,759     114,019   491,641    491,641     516,223

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                          GUARANTEED VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1         5,000     5,250      4,165     2,893     114,019      4,429     3,156     114,019     4,692      3,420     114,019

     2         5,000    10,763      8,254     6,981     114,019      9,039     7,767     114,019     9,857      8,584     114,019

     3         5,000    16,551     12,266    10,994     114,019     13,841    12,569     114,019    15,545     14,273     114,019

     4         5,000    22,628     16,203    14,994     114,019     18,844    17,635     114,019    21,814     20,605     114,019

     5         5,000    29,010     20,065    18,920     114,019     24,057    22,912     114,019    28,728     27,583     114,019

     6             0    30,460     19,197    18,115     114,019     24,557    23,476     114,019    31,147     30,065     114,019

     7             0    31,983     18,292    17,274     114,019     25,039    24,022     114,019    33,788     32,770     114,019

     8             0    33,582     17,344    16,390     114,019     25,496    24,542     114,019    36,673     35,719     114,019

     9             0    35,261     16,344    15,708     114,019     25,920    25,284     114,019    39,826     39,190     114,019

    10             0    37,024     15,285    15,285     114,019     26,302    26,302     114,019    43,276     43,276     114,019


    15             0    47,254      8,778     8,778     114,019     27,287    27,287     114,019    66,314     66,314     114,019

    20             0    60,309        (*)       (*)         (*)     25,345    25,345     114,019   104,483    104,483     127,470

    25             0    76,971        (*)       (*)         (*)     16,770    16,770     114,019   166,137    166,137     192,719

    30             0    98,237        (*)       (*)         (*)        (*)       (*)         (*)   264,541    264,541     283,058

    35             0   125,378        (*)       (*)         (*)        (*)       (*)         (*)   423,713    423,713     444,899

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                           CURRENT VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1         5,000     5,250      4,313     3,157     107,834      4,580     3,425     108,101       4,848       3,693     108,369

     2         5,000    10,763      8,545     7,390     112,066      9,347     8,192     112,868      10,180       9,025     113,702

     3         5,000    16,551     12,696    11,541     116,217     14,305    13,149     117,826      16,043      14,888     119,565

     4         5,000    22,628     16,767    15,669     120,288     19,463    18,366     122,984      22,493      21,396     126,015

     5         5,000    29,010     20,750    19,711     124,272     24,822    23,782     128,343      29,582      28,542     133,103

     6         5,000    35,710     24,650    23,668     128,171     30,393    29,411     133,914      37,376      36,394     140,898

     7         5,000    42,746     28,462    27,538     131,984     36,180    35,256     139,701      45,945      45,021     149,467

     8         5,000    50,133     32,186    31,319     135,707     42,190    41,323     145,711      55,366      54,500     158,887

     9         5,000    57,889     35,822    35,245     139,344     48,433    47,856     151,954      65,727      65,150     169,249

    10         5,000    66,034     39,365    39,365     142,886     54,912    54,912     158,433      77,117      77,117     180,638


    15         5,000   113,287     56,148    56,148     159,669     91,733    91,733     195,254     154,255     154,255     257,776

    20         5,000   173,596     70,150    70,150     173,671    135,657   135,657     239,179     278,346     278,346     381,867

    25         5,000   250,567     80,391    80,391     183,912    187,059   187,059     290,580     477,700     477,700     581,221

    30         5,000   348,804     84,916    84,916     188,437    245,176   245,176     348,697     797,182     797,182     900,704

    35         5,000   474,182     81,221    81,221     184,742    308,270   308,270     411,791   1,309,263   1,309,263   1,412,784

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                          GUARANTEED VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1         5,000     5,250      4,186     3,031     107,707      4,450     3,294     107,971       4,713       3,558     108,235

     2         5,000    10,763      8,281     7,126     111,803      9,067     7,911     112,588       9,884       8,728     113,405

     3         5,000    16,551     12,285    11,130     115,806     13,856    12,701     117,377      15,555      14,400     119,077

     4         5,000    22,628     16,195    15,098     119,716     18,823    17,725     122,344      21,778      20,680     125,299

     5         5,000    29,010     20,010    18,970     123,531     23,971    22,931     127,492      28,603      27,564     132,125

     6         5,000    35,710     23,726    22,744     127,247     29,303    28,321     132,824      36,090      35,108     139,611

     7         5,000    42,746     27,339    26,415     130,860     34,821    33,897     138,343      44,299      43,375     147,820

     8         5,000    50,133     30,842    29,975     134,363     40,527    39,660     144,048      53,298      52,431     156,819

     9         5,000    57,889     34,229    33,651     137,750     46,418    45,841     149,939      63,158      62,581     166,680

    10         5,000    66,034     37,495    37,495     141,016     52,497    52,497     156,018      73,963      73,963     177,484


    15         5,000   113,287     51,792    51,792     155,313     85,710    85,710     189,231     145,608     145,608     249,129

    20         5,000   173,596     61,807    61,807     165,328    123,228   123,228     226,749     258,515     258,515     362,037

    25         5,000   250,567     65,529    65,529     169,050    163,419   163,419     266,940     435,826     435,826     539,347

    30         5,000   348,804     59,582    59,582     163,103    202,566   202,566     306,087     713,500     713,500     817,021

    35         5,000   474,182     38,307    38,307     141,828    233,039   233,039     336,560   1,146,772   1,146,772   1,250,293

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $301,625 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                           CURRENT VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1       20,000    21,000     17,246    12,639     301,625     18,318    13,711     301,625      19,392       14,784     301,625

     2       20,000    43,050     34,218    29,611     301,625     37,437    32,830     301,625      40,785       36,178     301,625

     3       20,000    66,203     50,937    46,329     301,625     57,415    52,807     301,625      64,419       59,812     301,625

     4       20,000    90,513     67,401    63,024     301,625     78,293    73,916     301,625      90,540       86,163     301,625

     5       20,000   116,038     83,596    79,449     301,625    100,104    95,958     301,625     119,413      115,266     301,625

     6            0   121,840     80,906    76,989     301,625    103,165    99,249     301,625     130,500      126,583     301,625

     7            0   127,932     78,117    74,431     301,625    106,271   102,585     301,625     142,715      139,029     301,625

     8            0   134,329     75,201    71,746     301,625    109,404   105,948     301,625     156,179      152,723     301,625

     9            0   141,045     72,145    69,841     301,625    112,561   110,257     301,625     171,043      168,739     301,625

    10            0   148,097     68,954    68,954     301,625    115,755   115,755     301,625     187,493      187,493     301,625


    15            0   189,014     49,393    49,393     301,625    131,395   131,395     301,625     300,823      300,823     348,954

    20            0   241,235     19,138    19,138     301,625    144,329   144,329     301,625     486,304      486,304     520,345

    25            0   307,884        (*)       (*)         (*)    150,363   150,363     301,625     788,319      788,319     827,735

    30            0   392,947        (*)       (*)         (*)    140,942   140,942     301,625   1,271,902    1,271,902   1,335,497

    35            0   501,511        (*)       (*)         (*)     91,006    91,006     301,625   2,036,854    2,036,854   2,138,697

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $301,625 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                          GUARANTEED VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1       20,000    21,000     16,107    11,499     301,625     17,145    12,537     301,625      18,184       13,577     301,625

     2       20,000    43,050     31,880    27,273     301,625     34,965    30,358     301,625      38,177       33,570     301,625

     3       20,000    66,203     47,335    42,728     301,625     53,516    48,908     301,625      60,208       55,601     301,625

     4       20,000    90,513     62,478    58,101     301,625     72,847    68,470     301,625      84,527       80,150     301,625

     5       20,000   116,038     77,313    73,166     301,625     93,015    88,869     301,625     111,425      107,279     301,625

     6            0   121,840     73,076    69,159     301,625     94,193    90,277     301,625     120,222      116,306     301,625

     7            0   127,932     68,523    64,837     301,625     95,142    91,456     301,625     129,796      126,110     301,625

     8            0   134,329     63,592    60,137     301,625     95,804    92,348     301,625     140,230      136,774     301,625

     9            0   141,045     58,215    55,911     301,625     96,119    93,815     301,625     151,628      149,325     301,625

    10            0   148,097     52,319    52,319     301,625     96,021    96,021     301,625     164,123      164,123     301,625


    15            0   189,014     12,046    12,046     301,625     86,589    86,589     301,625     250,337      250,337     301,625

    20            0   241,235        (*)       (*)         (*)     47,333    47,333     301,625     398,663      398,663     426,569

    25            0   307,884        (*)       (*)         (*)        (*)       (*)         (*)     638,828      638,828     670,769

    30            0   392,947        (*)       (*)         (*)        (*)       (*)         (*)   1,011,794    1,011,794   1,062,384

    35            0   501,511        (*)       (*)         (*)        (*)       (*)         (*)   1,573,016    1,573,016   1,651,667

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                           CURRENT VALUES

                                        0.00% Hypothetical            6.00% Hypothetical                 12.00% Hypothetical
                                      Gross Investment Return       Gross Investment Return            Gross Investment Return

              Annual                       Net       Net                    Net           Net                   Net           Net
              Premiums           Accum     Surr     Death       Accum       Surr         Death      Accum       Surr         Death
   Year   Paid        at 5%      Value     Value   Benefit      Value       Value       Benefit     Value       Value       Benefit
    1    20,000      21,000     17,298    13,151   288,760      18,370       14,223     289,832      19,442       15,296     290,904

    2    20,000      43,050     34,246    30,099   305,708      37,457       33,310     308,919      40,796       36,650     312,258

    3    20,000      66,203     50,855    46,709   322,317      57,299       53,153     328,761      64,265       60,118     335,727

    4    20,000      90,513     67,116    63,176   338,578      77,914       73,975     349,376      90,050       86,111     361,512

    5    20,000     116,038     82,994    79,262   354,456      99,296       95,564     370,758     118,353      114,621     389,815

    6    20,000     142,840     98,503    94,979   369,965     121,487      117,963     392,949     149,439      145,914     420,901

    7    20,000     170,982    113,634   110,317   385,096     144,508      141,191     415,970     183,581      180,264     455,043

    8    20,000     200,531    128,361   125,251   399,823     168,362      165,252     439,824     221,062      217,952     492,524

    9    20,000     231,558    142,677   140,604   414,139     193,075      191,002     464,537     262,215      260,141     533,677

  10     20,000     264,136    156,599   156,599   428,061     218,694      218,694     490,156     307,428      307,428     578,890


  15     20,000     453,150    220,839   220,839   492,301     362,421      362,421     633,883     611,568      611,568     883,030

  20     20,000     694,385    269,646   269,646   541,108     528,498      528,498     799,960   1,094,741    1,094,741   1,366,203

  25     20,000   1,002,269    297,796   297,796   569,258     715,032      715,032     986,494   1,862,319    1,862,319   2,133,781

  30     20,000   1,395,216    298,297   298,297   569,759     917,183      917,183   1,188,645   3,083,762    3,083,762   3,355,224

  35     20,000   1,896,726    258,982   258,982   530,444   1,122,561    1,122,561   1,394,023   5,029,049    5,029,049   5,300,511

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                          GUARANTEED VALUES

                                        0.00% Hypothetical            6.00% Hypothetical                 12.00% Hypothetical
                                      Gross Investment Return       Gross Investment Return            Gross Investment Return

              Annual                       Net       Net                    Net           Net                   Net           Net
              Premiums           Accum     Surr     Death       Accum       Surr         Death      Accum       Surr         Death
   Year   Paid        at 5%      Value     Value   Benefit      Value       Value       Benefit     Value       Value       Benefit
    1     20,000      21,000     16,210    12,063     287,672    17,247     13,100     288,709      18,285       14,139     289,747

    2     20,000      43,050     31,952    27,805     303,414    35,022     30,876     306,484      38,219       34,072     309,681

    3     20,000      66,203     47,218    43,071     318,680    53,335     49,189     324,797      59,956       55,809     331,418

    4     20,000      90,513     61,989    58,049     333,451    72,181     68,242     343,643      83,654       79,715     355,116

    5     20,000     116,038     76,238    72,506     347,700    91,550     87,818     363,012     109,481      105,749     380,943

    6     20,000     142,840     89,938    86,414     361,400   111,428    107,903     382,890     137,619      134,095     409,081

    7     20,000     170,982    103,059    99,742     374,521   131,797    128,480     403,259     168,266      164,949     439,728

    8     20,000     200,531    115,551   112,441     387,013   152,620    149,510     424,082     201,620      198,510     473,082

    9     20,000     231,558    127,364   125,291     398,827   173,857    171,783     445,319     237,898      235,825     509,360

  10      20,000     264,136    138,455   138,455     409,917   195,468    195,468     466,930     277,344      277,344     548,806


  15      20,000     453,150    181,584   181,584     453,046   307,734    307,734     579,196     532,612      532,612     804,074

  20      20,000     694,385    196,954   196,954     468,416   418,925    418,925     690,387     917,807      917,807   1,189,269

  25      20,000   1,002,269    169,899   169,899     441,361   509,435    509,435     780,897   1,493,080    1,493,080   1,764,542

  30      20,000   1,395,216     81,828    81,828     353,290   549,586    549,586     821,048   2,351,116    2,351,116   2,622,578

  35      20,000   1,896,726        (*)       (*)         (*)   486,060    486,060     757,522   3,623,823    3,623,823   3,895,285

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                           CURRENT VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1       20,000    21,000     16,645    11,758     205,135     17,701    12,814     205,135      18,758       13,871     205,135

     2       20,000    43,050     33,017    28,131     205,135     36,177    31,290     205,135      39,465       34,578     205,135

     3       20,000    66,203     49,143    44,256     205,135     55,501    50,614     205,135      62,382       57,496     205,135

     4       20,000    90,513     65,029    60,387     205,135     75,738    71,096     205,135      87,796       83,154     205,135

     5       20,000   116,038     80,710    76,312     205,135     96,991    92,593     205,135     116,069      111,671     205,135

     6            0   121,840     77,395    73,241     205,135     99,418    95,265     205,135     126,538      122,385     205,135

     7            0   127,932     73,834    69,925     205,135    101,795    97,885     205,135     138,136      134,227     205,135

     8            0   134,329     70,003    66,338     205,135    104,116   100,452     205,135     151,043      147,378     205,135

     9            0   141,045     65,862    63,418     205,135    106,373   103,930     205,135     165,468      163,025     205,135

    10            0   148,097     61,348    61,348     205,135    108,539   108,539     205,135     181,661      181,661     205,135


    15            0   189,014     30,920    30,920     205,135    117,386   117,386     205,135     293,969      293,969     308,667

    20            0   241,235        (*)       (*)         (*)    120,208   120,208     205,135     474,058      474,058     497,761

    25            0   307,884        (*)       (*)         (*)    107,590   107,590     205,135     758,927      758,927     796,873

    30            0   392,947        (*)       (*)         (*)     47,357    47,357     205,135   1,218,524    1,218,524   1,230,709

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                          GUARANTEED VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1        20,000    21,000     14,230     9,343     205,135     15,214    10,328     205,135    16,202     11,315     205,135

     2        20,000    43,050     28,144    23,257     205,135     31,031    26,145     205,135    34,044     29,157     205,135

     3        20,000    66,203     41,777    36,891     205,135     47,543    42,656     205,135    53,805     48,918     205,135

     4        20,000    90,513     55,164    50,522     205,135     64,856    60,214     205,135    75,819     71,177     205,135

     5        20,000   116,038     68,334    63,937     205,135     83,094    78,697     205,135   100,492     96,094     205,135

     6             0   121,840     62,097    57,943     205,135     82,032    77,879     205,135   106,803    102,650     205,135

     7             0   127,932     55,116    51,207     205,135     80,353    76,444     205,135   113,610    109,701     205,135

     8             0   134,329     47,214    43,549     205,135     77,903    74,238     205,135   120,984    117,319     205,135

     9             0   141,045     38,178    35,734     205,135     74,497    72,054     205,135   129,034    126,590     205,135

    10             0   148,097     27,769    27,769     205,135     69,925    69,925     205,135   137,916    137,916     205,135


    15             0   189,014        (*)       (*)         (*)     18,507    18,507     205,135   205,673    205,673     215,956

    20             0   241,235        (*)       (*)         (*)        (*)       (*)         (*)   325,362    325,362     341,630

    25             0   307,884        (*)       (*)         (*)        (*)       (*)         (*)   505,449    505,449     530,722

    30             0   392,947        (*)       (*)         (*)        (*)       (*)         (*)   791,368    791,368     799,282

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                           CURRENT VALUES

                                        0.00% Hypothetical               6.00% Hypothetical             12.00% Hypothetical
                                      Gross Investment Return          Gross Investment Return        Gross Investment Return

                    Annual                    Net          Net                 Net          Net                 Net          Net
                   Premiums         Accum     Surr        Death      Accum     Surr        Death     Accum      Surr        Death
   Year        Paid      at 5%      Value     Value      Benefit     Value     Value      Benefit    Value      Value      Benefit
     1      20,000      21,000     16,573    11,934     211,311     17,621    12,983     212,360       18,671      14,032    213,410

     2      20,000      43,050     32,689    28,050     227,427     35,805    31,166     230,544       39,048      34,409    233,787

     3      20,000      66,203     48,339    43,700     243,077     54,560    49,922     249,299       61,291      56,652    256,030

     4      20,000      90,513     63,488    59,081     258,226     73,868    69,461     268,607       85,547      81,141    280,286

     5      20,000     116,038     78,126    73,951     272,865     93,736    89,561     288,475      112,008     107,833    306,747

     6      20,000     142,840     92,247    88,304     286,985    114,173   110,230     308,912      140,884     136,941    335,623

     7      20,000     170,982    105,798   102,087     300,537    135,144   131,433     329,883      172,364     168,652    367,102

     8      20,000     200,531    118,773   115,294     313,512    156,656   153,177     351,395      206,698     203,219    401,436

     9      20,000     231,558    131,149   128,829     325,887    178,700   176,381     373,439      244,149     241,830    438,888

    10      20,000     264,136    142,874   142,874     337,613    201,240   201,240     395,978      284,977     284,977    479,716


    15      20,000     453,150    192,576   192,576     387,315    322,885   322,885     517,624      554,333     554,333    749,071

    20      20,000     694,385    220,318   220,318     415,057    452,791   452,791     647,530      970,524     970,524  1,165,262

    25      20,000   1,002,269    217,526   217,526     412,265    581,357   581,357     776,096    1,613,629   1,613,629  1,808,368

    30      20,000   1,395,216    173,599   173,599     368,338    693,275   693,275     888,014    2,610,356   2,610,356  2,805,095

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                          GUARANTEED VALUES

                                        0.00% Hypothetical            6.00% Hypothetical                 12.00% Hypothetical
                                      Gross Investment Return       Gross Investment Return            Gross Investment Return

              Annual                       Net       Net                    Net           Net                   Net           Net
              Premiums           Accum     Surr     Death       Accum       Surr         Death      Accum       Surr         Death
   Year   Paid        at 5%      Value     Value   Benefit      Value       Value       Benefit     Value       Value       Benefit
    1      20,000      21,000     14,089     9,450     208,828    15,058     10,419     209,797      16,030       11,391     210,768

    2      20,000      43,050     27,502    22,863     222,240    30,300     25,661     225,039      33,219       28,580     227,957

    3      20,000      66,203     40,213    35,574     234,951    45,698     41,060     240,437      51,650       47,012     246,389

    4      20,000      90,513     52,188    47,781     246,926    61,213     56,807     255,952      71,405       66,999     266,144

    5      20,000     116,038     63,376    59,201     258,115    76,787     72,612     271,526      92,556       88,381     287,294

    6      20,000     142,840     73,708    69,765     268,447    92,338     88,395     287,077     115,158      111,215     309,897

    7      20,000     170,982     83,097    79,386     277,835   107,761    104,050     302,500     139,256      135,545     333,995

    8      20,000     200,531     91,429    87,949     286,167   122,921    119,442     317,659     164,871      161,392     359,609

    9      20,000     231,558     98,595    96,275     293,333   137,676    135,356     332,414     192,025      189,705     386,763

  10       20,000     264,136    104,503   104,503     299,242   151,896    151,896     346,635     220,762      220,762     415,500


  15       20,000     453,150    113,030   113,030     307,768   211,043    211,043     405,782     391,195      391,195     585,933

  20       20,000     694,385     75,773    75,773     270,511   232,666    232,666     427,405     610,524      610,524     805,263

  25       20,000   1,002,269        (*)       (*)         (*)   178,177    178,177     372,915     875,543      875,543   1,070,282

  30       20,000   1,395,216        (*)       (*)         (*)       (*)        (*)         (*)   1,181,544    1,181,544   1,376,283

(1)  ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          Independent Auditors' Report


The Board of Directors of Nationwide Life and Annuity Insurance Company
   (formerly Financial Horizons Life Insurance Company) and
   Contract Owners of Nationwide VL Separate Account-A
   (formerly Financial Horizons VL Separate Account-1):

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) as of December 31, 1996, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) as of December 31, 1996, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 7, 1997

                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (Formerly Financial Horizons VL Separate Account-1)
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                               December 31, 1996

ASSETS:

   Investments at market value:

      Fidelity VIP - Growth Portfolio (FidVIPGr)
         1,295 shares (cost $30,834) .............................   $ 40,328

      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         96 shares (cost $1,141) .................................      1,561

      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         1,578 shares (cost $16,876) .............................     17,425

      Nationwide SAT - Money Market Fund (NSATMyMkt)
         10,224 shares (cost $10,224) ............................     10,224

      Nationwide SAT - Total Return Fund (NSATTotRe)
         863 shares (cost $9,232) ................................     11,458

      Neuberger & Berman - Balanced Portfolio (NBAMTBal)
         724 shares (cost $11,022) ...............................     11,523

      TCI Portfolios - TCI Advantage (TCIAdv)
         60,866 shares (cost $312,528) ...........................    382,850
                                                                     --------
            Total assets                                              475,369
Accounts Payable                                                           34
                                                                     --------
Contract Owners' Equity                                              $475,335
                                                                     ========


Contract owners' equity represented by:                       UNITS       UNIT VALUE
                                                              -----       ----------
Multiple Payment Contracts and Flexible Premium Contracts:

    Fidelity VIP - Growth Portfolio .......................   2,016       $20.008196    $ 40,337

    Nationwide SAT - Capital Appreciation Fund ............      83        18.410667       1,528

    Nationwide SAT - Government Bond Fund .................   1,132        15.383251      17,414

    Nationwide SAT - Money Market Fund ....................     835        12.214743      10,199

    Nationwide SAT - Total Return Fund ....................     523        21.988773      11,500

    Neuberger & Berman - Balanced Portfolio ...............     729        15.775523      11,500

    TCI Portfolios - TCI Advantage ........................     413        14.210999       5,869

    TCI Portfolios - TCI Advantage Initial Funding by
     Depositor (note 1a) ..................................  25,000        15.079515     376,988
                                                             ======        =========    ========
                                                                                        $475,335
                                                                                        ========


See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (Formerly Financial Horizons VL Separate Account-1)
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                  Years Ended December 31, 1996, 1995 and 1994

                                              1996          1995        1994
                                              ----          ----        ----
Investment Activity:
   Reinvested capital gains and
    dividends............................   $ 31,785     $ 13,451    $ 12,249
   Mortality and expense charges
    (note 3).............................       (722)        (621)     (1,049)
                                            --------       ------    --------
      Net investment activity............     31,063       12,830      11,200
                                            --------       ------    --------

   Proceeds from mutual fund shares
    sold.................................     16,003       36,212     134,821
   Cost of mutual fund shares sold.......    (14,209)     (35,326)   (138,965)
                                            --------       ------    --------
      Realized gain (loss) on
       investments.......................      1,794          886      (4,144)
   Change in unrealized gain (loss)
    on investments.......................      8,266       53,488      (7,482)
                                            --------      -------    --------
      Net gain (loss) on investments.....     10,060       54,374     (11,626)
                                            --------      -------    --------
         Net increase (decrease) in
           contract owners' equity
             resulting from operations...     41,123       67,204        (426)
                                            --------      -------    --------

Equity Transactions:
   Purchase payments received from
     contract owners.....................     24,097       36,589         --
   Surrenders (note 2d)..................     (6,042)        (164)     (9,107)
   Policy loans (net of repayments)
     (note 4)............................      3,498      (23,321)        --
   Deductions for surrender charges
     (note 2d)...........................         --            --        --
   Redemptions to pay cost of insurance
     charges and administrative charges
     (notes 2b and 2c)...................    (12,114)     (12,670)    (20,999)
                                            --------       ------    --------
         Net equity transactions.........      9,439          434     (30,106)
                                            --------       ------    --------

Net change in contract owners' equity         50,562       67,638     (30,532)
Contract owners' equity beginning
   of period.............................    424,773      357,135      387,667
                                            --------       ------    --------
Contract owners' equity end of
   period................................  $ 475,335     $424,773     $357,135
                                           =========      =======      =======


See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (Formerly Financial Horizons VL Separate Account-1)
                         NOTES TO FINANCIAL STATEMENTS

                        December 31, 1996, 1995 and 1994

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company) (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (Depositor) transferred to the Account, 50,000 shares of the TCI Portfolios, Inc. - TCI Advantage fund for which the Account was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

         The Company offers Modified Single Premium, Multiple Payment and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

     (b) The Contracts

         Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, have been purchased. Additionally, contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, have been purchased. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following:

              Portfolio of the Fidelity Variable Insurance Products Fund (Fidelity VIP);
                Fidelity VIP - Growth Portfolio (FidVIPGr)

              Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
                Nationwide SAT - Capital Appreciation Fund (NSATCapAp) Nationwide SAT - Government Bond Fund (NSATGvtBd) Nationwide SAT - Money Market Fund (NSATMyMkt) Nationwide SAT - Total Return Fund (NSATTotRe)

              Portfolio of the Neuberger &Berman Advisers Management Trust (Neuberger & Berman);
                Neuberger & Berman - Balanced Portfolio (NBAMTBal)

              Portfolio of the TCI Portfolios, Inc. (TCIPortfolios); TCI
                Portfolios - TCI Advantage (TCIAdv)

         At December 31, 1996, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar investment options, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1996. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $25 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:
           Purchase payments totaling less than $25,000 - $90/year

         Purchase payments totaling $25,000 or more - $50/year

         The above charges are assessed against each contract by liquidating units.

         No charges were deducted from the initial funding, or from the earnings thereon.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For multiple payment contracts and flexible premium contracts, the amount charged is determined based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. The charge is 8.5% in the first year, and declines to 0% after the ninth year.

(3) ASSET CHARGES

     For multiple payment contracts and flexible premium contracts, the Company deducts charges from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. The charge is equal to an annual rate of .80%, with certain exceptions.

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. The charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     The above charges are assessed through the daily unit value calculation. No charges are deducted from the initial funding, or from earnings thereon.

(4)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% of a policy's cash surrender value. On each policy anniversary following the initial loan, 6% interest is due and payable to the Company.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(5)  SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

         o    Beginning unit value - Jan. 1

         o    Reinvested capital gains and dividends
              (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

         o    Unrealized gain (loss)
              (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         o    Asset charges
              (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

         o    Ending unit value - Dec. 31

         o    Percentage increase (decrease) in unit value.

                                                                      SCHEDULE I

                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (FORMERLY FINANCIAL HORIZONS VL SEPARATE ACCOUNT-1)
           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS
                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                           FIDVIPGR      NSATCAPAP      NSATGVTBD      NSATMYMKT     NSATTOTRE     NBAMTBAL      TCIADV     TCIADV+
                           --------      ---------      ---------      ---------     ---------     --------      ------     -------
1996
 Beginning unit value -
  Jan. 1                 $17.583952      14.713230      14.984933      11.714295     18.192762     14.878481  13.112917   13.802855
-----------------------------------------------------------------------------------------------------------------------------------
 Reinvested capital gains
  and dividends            1.263661        .766553        .930103        .596995      1.217547      2.281380    .945920     .998314
-----------------------------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)    1.312893       3.061949       (.412550)       .000000      2.737018     (1.262381)   .260998     .278346
-----------------------------------------------------------------------------------------------------------------------------------
 Asset charges             (.152310)      (.131065)      (.119235)      (.096547)     (.158554)     (.121957)  (.108836)    .000000
-----------------------------------------------------------------------------------------------------------------------------------
 Ending unit value -
  Dec. 31                $20.008196      18.410667      15.383251      12.214743     21.988773     15.775523  14.210999   15.079515
-----------------------------------------------------------------------------------------------------------------------------------
 Percentage increase (decrease)
  in unit value*                 14%            25%             3%             4%           21%            6%         8%          9%
===================================================================================================================================

1995
 Beginning unit value -
  Jan. 1                 $13.094007       11.465403      12.720514      11.176411    14.205723     12.118394  11.321934   11.822996
-----------------------------------------------------------------------------------------------------------------------------------
 Reinvested capital gains
  and dividends             .072389         .653781        .903001        .629782     1.413734       .308616    .411556     .431938
-----------------------------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)    4.544905        2.696528       1.472503        .000000     2.703396      2.562255   1.477165    1.547921
-----------------------------------------------------------------------------------------------------------------------------------
 Asset charges             (.127349)       (.102482)      (.111085)      (.091898)    (.130091)     (.110784)  (.097738)    .000000
-----------------------------------------------------------------------------------------------------------------------------------
 Ending unit value -
  Dec. 31                $17.583952       14.713230      14.984933      11.714295    18.192762     14.878481  13.112917   13.802855
-----------------------------------------------------------------------------------------------------------------------------------
 Percentage increase (decrease)
  in unit value*                 34%             28%            18%             5%          28%           23%        16%         17%
===================================================================================================================================

1994
 Beginning unit value -
  Jan. 1                 $13.201441       11.662121      13.250482      10.845265    14.167308     12.640011  11.295721   11.701906
-----------------------------------------------------------------------------------------------------------------------------------
 Reinvested capital gains
  and dividends             .794469         .184927        .833925        .419275      .717782       .493181    .297670     .309969
-----------------------------------------------------------------------------------------------------------------------------------
 Unrealized gain (loss)    (.799798)       (.289863)     (1.261429)       .000000     (.565055)     (.916591)  (.181209)   (.188879)
-----------------------------------------------------------------------------------------------------------------------------------
 Asset charges             (.102105)       (.091782)      (.102464)      (.088129)    (.114312)     (.098207)  (.090248)    .000000
-----------------------------------------------------------------------------------------------------------------------------------
 Ending unit value -
  Dec. 31                $13.094007       11.465403      12.720514      11.176411    14.205723     12.118394  11.321934   11.822996
-----------------------------------------------------------------------------------------------------------------------------------
 Percentage increase (decrease)
  in unit value*                 (1)%            (2)%           (4)%            3%           0%           (4)%        0%          1%
===================================================================================================================================

  *An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

  +For Depositor, see note 1a.

See note 5.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Nationwide Life and Annuity Insurance Company:

We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 1996 and 1995, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

In 1994, the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities.

                                                KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                           December 31, 1996 and 1995
                                ($000's omitted)


                           Assets                                                         1996         1995
                           ------                                                      ----------    -------
Investments (notes 4, 7 and 8):
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $640,303 in 1996; $539,214 in 1995)              $  648,076    555,751
      Equity securities (cost $10,854 in 1996; $10,256 in 1995)                            12,254     11,407
   Mortgage loans on real estate, net                                                     150,997    104,736
   Real estate, net                                                                         1,090      1,117
   Policy loans                                                                               126         94
   Short-term investments (note 12)                                                           492      4,844
                                                                                       ----------    -------
                                                                                          813,035    677,949
                                                                                       ----------    -------
Cash                                                                                        4,296         --
Accrued investment income                                                                   9,189      8,464
Deferred policy acquisition costs                                                          16,168     23,405
Deferred federal income tax (note 6)                                                        4,735         --
Other assets                                                                               32,747        208
Assets held in Separate Accounts (note 7)                                                 486,251    257,556
                                                                                       ----------    -------
                                                                                       $1,366,421    967,582
                                                                                       ==========    =======
            Liabilities and Shareholder's Equity
            ------------------------------------
Future policy benefits and claims (notes 5 and 7)                                      $   80,720    621,280
Funds withheld under coinsurance agreement with affiliate (note 12)                       679,571         --
Accrued federal income tax (note 6):
   Current                                                                                  7,914        708
   Deferred                                                                                    --      2,830
                                                                                       ----------    -------
                                                                                            7,914      3,538
                                                                                       ----------    -------
Other liabilities                                                                          27,928      5,031
Liabilities related to Separate Accounts (note 7)                                         486,251    257,556
                                                                                       ----------    -------
                                                                                        1,282,384    887,405
                                                                                       ----------    -------
Commitments (notes 7 and 8)

Shareholder's equity (notes 3, 4 and 11):
   Capital shares, $40 par value.  Authorized, issued and outstanding 66,000 shares         2,640      2,640
   Additional paid-in capital                                                              52,960     52,960
   Retained earnings                                                                       25,209     20,123
   Unrealized gains on securities available-for-sale, net                                   3,228      4,454
                                                                                       ----------    -------
                                                                                           84,037     80,177
                                                                                       ----------    -------
                                                                                       $1,366,421    967,582
                                                                                       ==========    =======

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)


                                                                               1996        1995        1994
                                                                             --------     -------     -------
Revenues (note 13):
   Investment product and universal life insurance product policy charges    $  6,656       4,322       3,601
   Traditional life insurance premiums                                            246         674         311
   Net investment income (note 4)                                              51,045      49,108      45,030
   Realized losses on investments (note 4)                                         (3)       (702)       (625)
                                                                             --------     -------     -------
                                                                               57,944      53,402      48,317
                                                                             --------     -------     -------
Benefits and expenses:
   Benefits and claims                                                         35,524      34,180      29,870
   Amortization of deferred policy acquisition costs                            7,380       5,508       6,940
   Other operating expenses (note 12)                                           7,247       6,567       6,320
                                                                             --------     -------     -------
                                                                               50,151      46,255      43,130
                                                                             --------     -------     -------
      Income before federal income tax expense                                  7,793       7,147       5,187
                                                                             --------     -------     -------
Federal income tax expense (benefit) (note 6):
   Current                                                                      9,612       2,012       2,103
   Deferred                                                                    (6,905)        361        (244)
                                                                             --------     -------     -------
                                                                                2,707       2,373       1,859
                                                                             --------     -------     -------
      Net income                                                             $  5,086       4,774       3,328
                                                                             ========     =======     =======

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)


                                                                                                    Unrealized
                                                                                                   gains (losses)
                                                                     Additional                    on securities        Total
                                                       Capital        paid-in         Retained     available-for-    shareholder's
                                                       shares         capital         earnings       sale, net          equity
                                                       -------       ----------       --------     --------------    -------------
1994:
   Balance, beginning of year                          $2,640          43,960          12,021              38            58,659
   Capital contribution                                    --           9,000              --              --             9,000
   Net income                                              --              --           3,328              --             3,328
   Adjustment for change in accounting for
      certain investments in debt and equity
      securities, net (note 3)                             --              --              --           4,698             4,698
   Unrealized losses on securities available-
      for-sale, net                                        --              --              --          (8,439)           (8,439)
                                                       ------          ------          ------          ------           -------
   Balance, end of year                                $2,640          52,960          15,349          (3,703)           67,246
                                                       ======          ======          ======          ======           =======
1995:
   Balance, beginning of year                           2,640          52,960          15,349          (3,703)           67,246
   Net income                                              --              --           4,774              --             4,774
   Unrealized gains on securities available-
      for-sale, net                                        --              --              --           8,157             8,157
                                                       ------          ------          ------          ------           -------
   Balance, end of year                                $2,640          52,960          20,123           4,454            80,177
                                                       ======          ======          ======          ======           =======
1996:
   Balance, beginning of year                           2,640          52,960          20,123           4,454            80,177
   Net income                                              --              --           5,086              --             5,086
   Unrealized losses on securities available-
      for-sale, net                                        --              --              --          (1,226)           (1,226)
                                                       ------          ------          ------          ------           -------
   Balance, end of year                                $2,640          52,960          25,209           3,228            84,037
                                                       ======          ======          ======          ======           =======

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                               1996         1995        1994
                                                                            ---------     -------     -------
 Cash flows from operating activities:
    Net income                                                              $   5,086       4,774       3,328
    Adjustments to reconcile net income to net cash provided by operating activities:
          Capitalization of deferred policy acquisition costs                 (19,987)     (6,754)     (7,283)
          Amortization of deferred policy acquisition costs                     7,380       5,508       6,940
          Commission and expense allowances under coinsurance
              agreement with affiliate (note 12)                               26,473          --          --
          Amortization and depreciation                                         1,721         878         473
          Realized losses on invested assets, net                                   3         702         625
          Deferred federal income tax (benefit) expense                        (6,905)        361        (244)
          Increase in accrued investment income                                  (725)       (423)       (750)
          (Increase) decrease in other assets                                 (32,539)         62        (126)
          (Decrease) increase in policy liabilities and funds withheld
              on coinsurance agreement with affiliate                          (7,101)        627         926
          Increase (decrease) in accrued federal income tax payable             7,206         698        (254)
          Increase (decrease) in other liabilities                             22,897         368        (505)
                                                                            ---------     -------     -------
             Net cash provided by operating activities                          3,509       6,801       3,130
                                                                            ---------     -------     -------
 Cash flows from investing activities:
    Proceeds from maturity of securities available-for-sale                    73,966      41,729      24,850
    Proceeds from sale of securities available-for-sale                         2,480       3,070      13,170
    Proceeds from maturity of fixed maturity securities held-to-maturity           --      11,251       8,483
    Proceeds from repayments of mortgage loans on real estate                  10,975       8,673       5,733
    Proceeds from sale of real estate                                              --         655          --
    Proceeds from repayments of policy loans                                       23          50           2
    Cost of securities available-for-sale acquired                           (179,671)    (79,140)    (94,130)
    Cost of fixed maturity securities held-to maturity acquired                    --      (8,000)    (15,544)
    Cost of mortgage loans on real estate acquired                            (57,395)    (18,000)    (11,000)
    Cost of real estate acquired                                                   --         (10)        (52)
    Policy loans issued                                                           (55)        (66)        (80)
    Short-term investments, net                                                 4,352      (4,479)      1,407
                                                                            ---------     -------     -------
             Net cash used in investing activities                           (145,325)    (44,267)    (67,161)
                                                                            ---------     -------     -------
 Cash flows from financing activities:
    Proceeds from capital contribution                                             --          --       9,000
    Increase in investment product and universal life insurance
       product account balances                                               235,286      79,523      95,254
    Decrease in investment product and universal life insurance
       product account balances                                               (89,174)    (42,057)    (40,223)
                                                                            ---------     -------     -------
             Net cash provided by financing activities                        146,112      37,466      64,031
                                                                            ---------     -------     -------
 Net increase in cash                                                           4,296          --          --

 Cash, beginning of year                                                           --          --          --
                                                                            ---------     -------     -------
 Cash, end of year                                                          $   4,296          --          --
                                                                            =========     =======     =======

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1996, 1995 and 1994
                                ($000's omitted)

(1)   Organization and Description of Business

      Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

      The Company sells primarily fixed and variable rate annuities through banks and other financial institutions. In addition, the Company sells universal life and other interest-sensitive life insurance products and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

      The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those currently recorded in the financial statements. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

         Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)   Summary of Significant Accounting Policies

      The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

      In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued



      The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

      (a)   Valuation of Investments and Related Gains and Losses

         The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1996 or 1995.

         Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate are included in interest income in the period received.

         Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

         Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

      (b)   Revenues and Benefits

         Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual variable and fixed annuities and annuities without life contingencies. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

         Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      (c)   Deferred Policy Acquisition Costs

         The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

      (d)   Separate Accounts

         Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

      (e)   Future Policy Benefits

         Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

      (f)   Federal Income Tax

         The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

         The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

      (g)   Reinsurance Ceded

         Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

      (h)   Statements of Cash Flows

         The Company routinely invests its available cash balances in highly liquid, short-term investments with affiliated companies. See note 12. As such, the Company had no cash balance as of December 31, 1995 and 1994.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      (i)   Reclassification

         Certain items in the 1995 and 1994 financial statements have been reclassified to conform to the 1996 presentation.


(3)   Change in Accounting Principle

      Effective January 1, 1994, the Company changed its method of accounting for certain investments in debt and equity securities in connection with the issuance of Statement of Financial Accounting Standards (SFAS) No. 115 Accounting for Certain Investments in Debt and Equity Securities. As of January 1, 1994, the Company classified fixed maturity securities with amortized cost and fair value of $380,974 and $399,556, respectively, as available-for-sale and recorded the securities at fair value. Previously, these securities were recorded at amortized cost. The effect as of January 1, 1994, has been recorded as a direct credit to shareholder's equity as follows:

         Excess of fair value over amortized cost of fixed maturity
            securities available-for-sale                                         $ 18,582
         Adjustment to deferred policy acquisition costs                           (11,355)
         Deferred federal income tax                                                (2,529)
                                                                                  --------
                                                                                  $  4,698
                                                                                  ========

(4)   Investments

      The amortized cost and estimated fair value of securities available-for-sale were as follows as of December 31, 1996 and 1995:

                                                                                      Gross         Gross
                                                                       Amortized    unrealized    unrealized     Estimated
         1996:                                                           cost         gains         losses      fair value
                                                                       ---------    ----------    ----------    ----------
           Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               government corporations and agencies                    $  3,695            7            (78)        3,624
             Obligations of states and political subdivisions               269           --             (2)          267
             Debt securities issued by foreign governments                6,129          133             (8)        6,254
             Corporate securities                                       393,371        5,916         (1,824)      397,463
             Mortgage-backed securities                                 236,839        4,621           (992)      240,468
                                                                       --------      -------       --------       -------
                 Total fixed maturity securities                        640,303       10,677         (2,904)      648,076
           Equity securities                                             10,854        1,540           (140)       12,254
                                                                       --------      -------       --------       -------
                                                                       $651,157       12,217         (3,044)      660,330
                                                                       ========      =======       ========       =======
         1995:
           Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               government corporations and agencies                    $  3,492           18             --         3,510
             Obligations of states and political subdivisions               271           --             (1)          270
             Debt securities issued by foreign governments                6,177          301             --         6,478
             Corporate securities                                       332,425       10,116           (925)      341,616
             Mortgage-backed securities                                 196,849        7,649           (621)      203,877
                                                                       --------      -------       --------       -------
                 Total fixed maturity securities                        539,214       18,084         (1,547)      555,751
           Equity securities                                             10,256        1,151             --        11,407
                                                                       --------      -------       --------       -------
                                                                       $549,470       19,235         (1,547)      567,158
                                                                       ========      =======       ========       =======

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               Amortized        Estimated
                                                                  cost          fair value
                                                               ---------        ----------
         Fixed maturity securities available-for-sale:
            Due in one year or less                             $ 43,219           43,441
            Due after one year through five years                198,045          200,453
            Due after five years through ten years               121,820          122,595
            Due after ten years                                   40,380           41,119
                                                                --------          -------
                                                                 403,464          407,608
         Mortgage-backed securities                              236,839          240,468
                                                                --------          -------
                                                                $640,303          648,076
                                                                ========          =======

      The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                              1996              1995
                                                            -------           -------
         Gross unrealized gains                             $ 9,173            17,688
         Adjustment to deferred policy acquisition
            costs                                            (4,207)          (10,836)
         Deferred federal income tax                         (1,738)           (2,398)
                                                            -------           -------
                                                            $ 3,228             4,454
                                                            =======           =======

      An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                              1996        1995       1994
                                            --------     ------    -------
         Securities available-for-sale:
            Fixed maturity securities       $ (8,764)    30,647    (32,692)
            Equity securities                    249      1,283       (190)
         Fixed maturity securities
            held-to-maturity                      --      3,941     (8,407)
                                            --------     ------    -------
                                            $ (8,515)    35,871    (41,289)
                                            ========     ======    =======

      Proceeds from the sale of securities available-for-sale during 1996, 1995 and 1994 were $2,480, $3,070 and $13,170, respectively. During 1996, gross gains of $181 ($64 and $373 in 1995 and 1994, respectively) and no gross losses ($6 and $73 in 1995 and 1994, respectively) were realized on those sales.

      During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $2,000 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $600.

      As permitted by the Financial Accounting Standards Board's Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, issued in November 1995, the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $77,405, resulting in a gross unrealized gain of $1,709.

      The Company has no investments which were non-income producing for the twelve month period preceding December 31, 1996 ($996 of fixed maturity securities in 1995).

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      Real estate is presented at cost less accumulated depreciation of $108 as of December 31, 1996 ($81 as of December 31, 1995) and valuation allowances of $229 as of December 31, 1996 ($229 as of December 31, 1995).

      The recorded investment of mortgage loans on real estate considered to be impaired (under SFAS No. 114 - Accounting by Creditors for Impairment of a Loan as amended by SFAS No. 118 - Accounting by Creditors for Impairment of a Loan Income Recognition and Disclosure) as of December 31, 1996 was $955 ($966 as of December 31, 1995), which includes $955 (none as of December 31, 1995) of impaired mortgage loans on real estate for which the related valuation allowance was $184 (none as of December 31, 1995) and none ($966 as of December 31, 1995) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1996, the average recorded investment in impaired mortgage loans on real estate was approximately $964 ($242 in 1995) and interest income recognized on those loans was $16 (none in 1995), which is equal to interest income recognized using a cash-basis method of income recognition.

      Activity in the valuation allowance account for mortgage loans on real estate is summarized for the year ended December 31, 1996:

                                                     1996    1995
                                                     ----    ----
         Allowance, beginning of year                $750     860
              Additional charged to operations        184      --
              Reduction of the allowance credited
                to operations                          --    (110)
                                                     ----    ----
         Allowance, end of year                      $934     750
                                                     ====    ====

      An analysis of investment income by investment type follows for the years ended December 31:

                                                1996      1995      1994
                                              -------    ------    ------
         Gross investment income:
            Securities available-for-sale:
               Fixed maturity securities      $40,552    35,093    36,720
               Equity securities                  598       713        16
            Fixed maturity securities
               held-to-maturity                    --     4,530       540
            Mortgage loans on real estate       9,991     9,106     8,437
            Real estate                           214       273       175
            Short-term investments                507       348       207
            Other                                  57        41        19
                                              -------    ------    ------
                   Total investment income     51,919    50,104    46,114
         Less: investment expenses                874       996     1,084
                                              -------    ------    ------
                   Net investment income      $51,045    49,108    45,030
                                              =======    ======    ======

      An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

                                                            1996     1995     1994
                                                           -----     ----     ----
           Fixed maturity securities available-for-sale    $ 181     (822)     260
           Mortgage loans on real estate                    (184)     110     (832)
           Real estate and other                              --       10      (53)
                                                           -----     ----     ----
                                                           $  (3)    (702)    (625)
                                                           =====     ====     ====

      Fixed maturity securities with an amortized cost of $3,403 and $2,806 as of December 31, 1996 and 1995, respectively, were on deposit with various regulatory agencies as required by law.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)   Future Policy Benefits

      The liability for future policy benefits for investment contracts has been established based on policy terms, interest rates and various contract provisions. The average interest rate credited on investment product policies was approximately 5.6%, 5.6% and 5.3% for the years ended December 31, 1996, 1995 and 1994, respectively.


(6)   Federal Income Tax

      The tax effects of temporary differences that give rise to significant components of the net deferred tax asset (liability) as of December 31, 1996 and 1995 are as follows:

                                                               1996         1995
                                                             --------     -------
         Deferred tax assets:
            Liabilities in Separate Accounts                 $  5,311       3,445
            Future policy benefits                              1,070       5,249
            Mortgage loans on real estate and real estate         407         338
            Other assets and other liabilities                  3,836         708
                                                             --------     -------
              Total gross deferred tax assets                  10,624       9,740
                                                             --------     -------
         Deferred tax liabilities:
            Fixed maturity securities                           3,268       6,308
            Deferred policy acquisition costs                   2,131       6,262
            Equity securities                                     490          --
                                                             --------     -------
              Total gross deferred tax liabilities              5,889      12,570
                                                             --------     -------
                                                             $  4,735      (2,830)
                                                             ========     =======

      In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. The Company has determined that valuation allowances are not necessary as of December 31, 1996, 1995 and 1994 based on its analysis of future deductible amounts.

      Total federal income tax expense for the years ended December 31, 1996, 1995 and 1994 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                            1996                 1995                 1994
                                                      ----------------     ----------------     ----------------
                                                       Amount       %       Amount       %       Amount       %
                                                      -------     ----     -------     ----     -------     ----
         Computed (expected) tax expense              $ 2,728     35.0     $ 2,501     35.0     $ 1,815     35.0
         Tax exempt interest and dividends
            received deduction                           (175)    (2.3)       (150)    (2.1)        (50)    (1.0)
         Other, net                                       154      2.0          22      0.3          94      1.8
                                                      -------     ----     -------     ----     -------     ----
               Total (effective rate of each year)    $ 2,707     34.7     $ 2,373     33.2     $ 1,859     35.8
                                                      =======     ====     =======     ====     =======     ====

      Total federal income tax paid was $2,335, $1,314 and $2,357 during the years ended December 31, 1996, 1995 and 1994, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(7)   Disclosures about Fair Value of Financial Instruments

      SFAS No. 107 - Disclosures about Fair Value of Financial Instruments (SFAS
      107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 defines the fair value of a financial instrument as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques.

      These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. SFAS 107 excludes certain assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

      Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from SFAS 107 disclosures, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

      The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

      The following methods and assumptions were used by the Company in estimating its fair value disclosures:

         Cash, short-term investments and policy loans: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

         Fixed maturity and equity securities: Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

         Separate Account assets and liabilities: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

         Mortgage loans on real estate: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

         Investment contracts: Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

         Policy reserves on life insurance contracts: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Commitments to extend credit: Commitments to extend credit have nominal value because of the short-term nature of such commitments. See note 8.

      Carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on life insurance contracts were as follows as of December 31, 1996 and 1995:

                                                                     1996                       1995
                                                           -----------------------    -----------------------
                                                           Carrying     Estimated     Carrying     Estimated
                                                            amount      fair value     amount      fair value
                                                           --------     ----------    --------     ----------
         Assets
         Investments:
            Securities available-for-sale:
               Fixed maturity securities                   $648,076       648,076       555,751       555,751
               Equity securities                             12,254        12,254        11,407        11,407
            Mortgage loans on real estate, net              150,997       152,496       104,736       111,501
            Policy loans                                        126           126            94            94
            Short-term investments                              492           492         4,844         4,844
            Cash                                              4,296         4,296            --            --
         Assets held in Separate Accounts                   486,251       486,251       257,556       257,556

         Liabilities
         Investment contracts                                75,417        72,262       616,984       601,582
         Policy reserves on life insurance contracts          5,303         5,390         4,296         4,520
         Liabilities related to Separate Accounts           486,251       471,125       257,556       246,996

(8)   Additional Financial Instruments Disclosures

      Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

      Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $19,500 extending into 1997 were outstanding as of December 31, 1996.

      Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 31% (28% in 1995) in any geographic area and no more than 5% (15% in 1995) with any one borrower.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      The summary below depicts loans by remaining principal balance as of December 31, 1996 and 1995:

                                                                          Apartment
                                   Office      Warehouse      Retail       & other        Total
                                  --------     ---------      ------      ---------     --------
          1996:
            East North Central    $  1,968        2,324        8,203         7,867        20,362
            East South Central          --           --        1,828        11,591        13,419
            Mountain                    --        1,394           --         1,986         3,380
            Middle Atlantic          2,817           --          883         1,990         5,690
            New England              1,993          868        1,944            --         4,805
            Pacific                  3,883       15,779       10,093         9,273        39,028
            South Atlantic           9,926           --       16,209        20,520        46,655
            West North Central       2,000           --           --            --         2,000
            West South Central       3,824           --        1,995        10,847        16,666
                                  --------       ------       ------       -------      --------
                                  $ 26,411       20,365       41,155        64,074       152,005
                                  ========       ======       ======       =======
               Less valuation allowances and unamortized discount                          1,008
                                                                                        --------
                    Total mortgage loans on real estate, net                            $150,997
                                                                                        ========
          1995:
            East North Central    $  1,854          878        8,263         3,940        14,935
            East South Central          --           --        1,877        11,753        13,630
            Mountain                    --           --           --         1,964         1,964
            Middle Atlantic            882        1,820          901            --         3,603
            New England                 --          895        1,963            --         2,858
            Pacific                  1,923        8,600        8,211         8,838        27,572
            South Atlantic           3,953           --        9,928        15,797        29,678
            West North Central          --        1,500           --            --         1,500
            West South Central       3,881          969           --         4,932         9,782
                                  --------       ------       ------       -------      --------
                                  $ 12,493       14,662       31,143        47,224       105,522
                                  ========       ======       ======       =======
               Less valuation allowances and unamortized discount                            786
                                                                                        --------
                    Total mortgage loans on real estate, net                            $104,736
                                                                                        ========

(9)   Pension Plan

      The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one thousand hours of service within a twelve-month period and who have met certain age requirements. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

      Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

      Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan. Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      Pension costs charged to operations by the Company during the years ended December 31, 1996, 1995 and 1994 were $189, $214 and $265, respectively.

      The net periodic pension cost for the Nationwide Insurance Enterprise Retirement Plan as a whole for the year ended December 31, 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the years ended December 31, 1995 and 1994 follows:

                                                                    1996            1995           1994
                                                                 ---------        --------        -------
          Service cost (benefits earned during the period)       $  75,466          64,524         64,740
          Interest cost on projected benefit obligation            105,511          95,283         73,951
          Actual return on plan assets                            (210,583)       (249,294)       (21,495)
          Net amortization and deferral                            101,795         143,353        (62,150)
                                                                 ---------        --------        -------
                                                                 $  72,189          53,866         55,046
                                                                 =========        ========        =======

      Basis for measurements, net periodic pension cost:

                                                                1996        1995        1994
                                                              -------     -------     -------
          Weighted average discount rate                         6.00%       7.50%       5.75%
          Rate of increase in future compensation levels         4.25%       6.25%       4.50%
          Expected long-term rate of return on plan assets       6.75%       8.75%       7.00%

      Information regarding the funded status of the Nationwide Insurance Enterprise Retirement Plan as a whole as of December 31, 1996 and 1995 follows:

                                                                               1996           1995
                                                                           -----------     ----------
          Accumulated benefit obligation:
             Vested                                                        $ 1,338,554      1,236,730
             Nonvested                                                          11,149         26,503
                                                                           -----------     ----------
                                                                           $ 1,349,703      1,263,233
                                                                           ===========     ==========
          Net accrued pension expense:
             Projected benefit obligation for services rendered to date    $ 1,847,828      1,780,616
             Plan assets at fair value                                       1,947,933      1,738,004
                                                                           -----------     ----------
                Plan assets in excess of (less than) projected benefit
                   obligation                                                  100,105        (42,612)
             Unrecognized prior service cost                                    37,870         42,845
             Unrecognized net gains                                           (201,952)       (63,130)
             Unrecognized net asset at transition                               37,158         41,305
                                                                           -----------     ----------
                                                                           $   (26,819)       (21,592)
                                                                           ===========     ==========

      Basis for measurements, funded status of plan:

                                                                               1996           1995
                                                                           -----------     ----------
          Weighted average discount rate                                       6.50%          6.00%
          Rate of increase in future compensation levels                       4.75%          4.25%

      Assets of the Nationwide Insurance Enterprise Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau, a wholly owned subsidiary of NLIC.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(10)  Postretirement Benefits Other Than Pensions

      In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

      The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation, however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

      The Company's accrued postretirement benefit expense as of December 31, 1996 and 1995 was $840 and $808, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1996, 1995 and 1994 was $78, $66 and $119, respectively.

      The amount of NPPBC for the plan as a whole for the years ended December 31, 1996, 1995 and 1994 was as follows:

                                                                                     1996         1995        1994
                                                                                   --------     -------     -------
         Service cost (benefits attributed to employee service during the year)    $  6,541       6,235       8,586
         Interest cost on accumulated postretirement benefit obligation              13,679      14,151      14,011
         Actual return on plan assets                                                (4,348)     (2,657)     (1,622)
         Amortization of unrecognized transition obligation of affiliates               173       2,966         568
         Net amortization and deferral                                                1,830      (1,619)      1,622
                                                                                   --------     -------     -------
                                                                                   $ 17,875      19,076      23,165
                                                                                   ========     =======     =======

      Information regarding the funded status of the plan as a whole as of December 31, 1996 and 1995 follows:

                                                                                         1996         1995
                                                                                      ---------     --------
         Accrued postretirement benefit expense:
            Retirees                                                                  $  92,954       88,680
            Fully eligible, active plan participants                                     23,749       28,793
            Other active plan participants                                               83,986       90,375
                                                                                      ---------     --------
               Accumulated postretirement benefit obligation (APBO)                     200,689      207,848
            Plan assets at fair value                                                    63,044       54,325
                                                                                      ---------     --------
               Plan assets less than accumulated postretirement benefit obligation     (137,645)    (153,523)
            Unrecognized transition obligation of affiliates                              1,654        1,827
            Unrecognized net gains                                                      (23,225)      (1,038)
                                                                                      ---------     --------
                                                                                      $(159,216)    (152,734)
                                                                                      =========     ========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      Actuarial assumptions used for the measurement of the APBO as of December 31, 1996 and 1995 and the NPPBC for 1996, 1995 and 1994 were as follows:

                                                   1996        1996        1995       1995         1994
                                                   APBO        NPPBC       APBO       NPPBC        NPPBC
                                                 --------    --------    --------    --------    --------
         Discount rate                               7.25%       6.65%       6.75%       8.00%       7.00%
         Long-term rate of return on plan
             assets, net of tax                        --        4.80%         --        8.00%        N/A
         Assumed health care cost trend rate:
             Initial rate                           11.00%      11.00%      11.00%      10.00%      12.00%
             Ultimate rate                           6.00%       6.00%       6.00%       6.00%       6.00%
             Uniform declining period            12 Years    12 Years    12 Years    12 Years    12 Years

      The health care cost trend rate assumption has an effect on the amounts reported. For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1996 by $701 and the NPPBC for the year ended December 31, 1996 by $83.

(11)  Regulatory Risk-Based Capital and Dividend Restriction

      Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

      The statutory capital shares and surplus of the Company as reported to regulatory authorities as of December 31, 1996, 1995 and 1994 was $71,390, $54,978 and $48,947, respectively. The statutory net income of the Company as reported to regulatory authorities for the years ended December 31, 1996, 1995 and 1994 was $670, $8,023 and $6,173, respectively.

      The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1996, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department is $7,139.

      The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.


(12)  Transactions With Affiliates

      The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1996, 1995 and 1994, the Company made lease payments to NMIC and its subsidiaries of $410, $287 and $341, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $2,682, $2,596 and $2,503 in 1996, 1995 and 1994, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $2,275 and $1,186 as of December 31, 1996 and 1995, respectively.

      Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. Under 100% coinsurance with funds withheld agreements, invested assets are retained by the ceding company and liabilities for future policy benefits are transferred to the assuming company. In addition, net investment earnings on the invested assets retained by the ceding company are to be paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the 100% coinsurance with funds withheld agreement are consistent in all material respects with what the Company could have obtained with unaffiliated parties.

      The Company has recorded a liability equal to the amount due to NLIC as of December 31, 1996 for $679,571, which represents the future policy benefits of the fixed individual deferred annuity contracts ceded. In consideration for the initial inforce business reinsured, NLIC agreed to pay the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

      The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC) and California Cash Management Company
      (CCMC), both affiliates, under which NCMC and CCMC act as common agents in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC and CCMC were $492 and $4,844 as of December 31, 1996 and 1995, respectively, and are included in short-term investments on the accompanying balance sheets.

      Certain annuity products are sold through an affiliated company, which is a subsidiary of Nationwide Corporation. Total commissions paid to the affiliate for the three years ended December 31, 1996 were $14,644, $5,949 and $6,633, respectively.

(13)  Segment Information

      The Company has three primary segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by an affiliated company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses are reported in the Corporate and Other segment.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      During 1996, the Company changed its reporting segments to better reflect the way the businesses are managed. Prior periods have been restated to reflect these changes.

      The following table summarizes the revenues and income (loss) before federal income tax expense for the years ended December 31, 1996, 1995 and 1994 and assets as of December 31, 1996, 1995 and 1994, by business segment.

                                                                  1996          1995         1994
                                                              -----------     --------     --------
          Revenues:
             Variable Annuities                               $     4,591        2,927        2,435
             Fixed Annuities                                       51,643       50,056       44,812
             Life Insurance                                           165          185          179
             Corporate and Other                                    1,545          234          891
                                                              -----------     --------     --------
                                                              $    57,944       53,402       48,317
                                                              ===========     ========     ========
          Income (loss) before federal income tax expense:
             Variable Annuities                                     1,094        1,196          658
             Fixed Annuities                                        5,156        5,633        5,093
             Life Insurance                                            (1)        (381)        (990)
             Corporate and Other                                    1,544          699          426
                                                              -----------     --------     --------
                                                              $     7,793        7,147        5,187
                                                              ===========     ========     ========
          Assets:
             Variable Annuities                                   503,111      267,097      185,332
             Fixed Annuities                                      787,682      643,313      606,696
             Life Insurance                                         2,597        2,665        2,677
             Corporate and Other                                   73,031       54,507       38,335
                                                              -----------     --------     --------
                                                              $ 1,366,421      967,582      833,040
                                                              ===========     ========     ========

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 7 to Form S-6 Registration Statement comprises the following papers and documents:


The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 74 pages.


Representations and Undertakings.

Accountants' Consent.

The Signatures.

The following exhibits required by Forms N-8B-2 and S-6:


1.   Power of Attorney dated April 2,        Attached hereto.
     1997


2.   Resolution of the Depositor's Board     Included with the Registration
     of Directors authorizing the            Statement on Form N-8B-2 for the
     establishment of the Registrant,        Nationwide VL Separate Account-A
     adopted.                                (File No. 811-6137), and hereby
                                             incorporated herein by reference.

3.   Distribution Contracts                  Included with the Registration
                                             Statement on Form N-8B-2 for the
                                             Nationwide VL Separate Account-A
                                             (File No. 811-6137), and hereby
                                             incorporated herein by reference.

4.   Form of Security                        Included with Pre-Effective
                                             Amendment No. 1 and hereby
                                             incorporated herein by reference.

5.   Articles of Incorporation of            Included with the Registration
     Depositor                               Statement on Form N-8B-2 for the
                                             Nationwide VL Separate Account-A
                                             (File No. 811-6137), and hereby
                                             incorporated herein by reference.

6.   Application form of Security            Included with Pre-Effective
                                             Amendment No. 1 and hereby
                                             incorporated herein by reference.

7.   Opinion of Counsel                      Included with Pre-Effective
                                             Amendment No. 1 and hereby
                                             incorporated herein by reference.

Representations and Undertakings

The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


(f) Represent that the fees and charges deducted under the Contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                              Accountants' Consent


The Board of Directors of Nationwide Life and Annuity Insurance Company
     (formerly Financial Horizons Life Insurance Company) and
Contract Owners of Nationwide VL Separate Account-A
     (formerly Financial Horizons VL Separate Account 1):



We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                           KPMG Peat Marwick LLP


Columbus, Ohio
April 28, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Nationwide VL Separate Account-A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 7 and has duly caused this Post-Effective Amendment No. 7 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 28th day of April, 1997.


                                        NATIONWIDE VL SEPARATE ACCOUNT-A
                                   ---------------------------------------------
                                                  (Registrant)

(Seal)                             NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
Attest:                            ---------------------------------------------
                                                    (Sponsor)


W. SIDNEY DRUEN                    By:       JOSEPH P. RATH
-----------------------------           -----------------------------
W. Sidney Druen                              Joseph P. Rath
Assistant Secretary                          Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 has been signed below by the following persons in the capacities indicated on the 28th day of April, 1997.


     Signature                        Title

LEWIS J. ALPHIN                      Director
-----------------------------
Lewis J. Alphin


KEITH W. ECKEL                       Director
-----------------------------
Keith W. Eckel


WILLARD J. ENGEL                     Director
-----------------------------
Willard J. Engel

FRED C. FINNEY                       Director
-----------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.            Director
-----------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                     President/Chief
-----------------------------        Operating Office and Director
Joseph J. Gasper

HENRY S. HOLLOWAY                    Chairman of the Board
-----------------------------        and Director
Henry S. Holloway

DIMON RICHARD McFERSON               Chairman and Chief Executive
-----------------------------        Officer-Nationwide Insurance
Dimon Richard McFerson               Enterprise and Director

DAVID O. MILLER                      Director
-----------------------------
David O. Miller

C. RAY NOECKER                       Director
-----------------------------
C. Ray Noecker

ROBERT A. OAKLEY                     Executive Vice President-
-----------------------------        Chief Financial Officer
Robert A. Oakley

JAMES F. PATTERSON                   Director               By /s/JOSEPH P. RATH
-----------------------------                               --------------------
James F. Patterson                                             Joseph P. Rath
                                                               Attorney-in-Fact
ARDEN L. SHISLER                     Director
-----------------------------
Arden L. Shisler

ROBERT L. STEWART                    Director
-----------------------------
Robert L. Stewart

NANCY C. THOMAS                      Director
-----------------------------
Nancy C. Thomas

HAROLD W. WEIHL                      Director
-----------------------------
Harold W. Weihl